UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-State

Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2013

Date of reporting period: 05/31/2013

Item 1 – Report to Stockholders

MAY 31, 2013

ANNUAL REPORT

BlackRock California Municipal Bond Fund  |  of BlackRock California Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Pennsylvania Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Intermediate Municipal Fund  |  of BlackRock Municipal Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	MAY 31, 2013

Dear Shareholder

About this time one year ago, risk assets (such as equities) began to rebound from a spring selloff as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced its sovereign bond-buying program designed to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors became more concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal, although decisions relating to spending cuts and the debt ceiling were postponed, leaving lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. As a result, global equities surged early in the year while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US recovery showed greater stability versus most other regions. But the market’s ascent was uneven, with positive economic reports pushing US stock indices to all-time highs in March and disappointing data causing weakness in April. Also driving volatility was speculation and anxiety about how long the US Federal Reserve would continue its stimulus programs. On the whole, US stocks have performed quite well thus far in 2013 as the US economy demonstrated enough resilience to allay fears of recession, while growth has remained slow enough to dissuade the US Federal Reserve from changing its stance.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. More recently, non-US markets have been pressured by a poor outlook for European economies that are mired in recession, while China’s growth rate continued to disappoint. Emerging markets lagged the rest of the world as growth in these economies was particularly lackluster.

Despite continued headwinds for global growth, risk assets charged ahead for the reporting period, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment. For the 12-month period ended May 31, 2013, global equity markets and high yield bonds posted strong gains. US Treasury yields remained low from a historical perspective, but were highly volatile, with a sharp rise in the final month of the period driven by concerns about central bank policy tightening. In fixed income markets, 10-year US Treasury bonds posted negative returns and investment-grade bonds generated only a slight gain. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Market conditions have improved over the past couple of years, but investors still remain highly uncertain and are continuing to seek out new strategies and new ways of investing. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes within a portfolio that moves freely as market conditions change over time. We would encourage you to talk with your financial advisor and to visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued headwinds for global growth, risk assets charged ahead for the reporting period, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.43%	27.28%
US small cap equities (Russell 2000® Index)	20.60	31.07
International equities (MSCI Europe, Australasia, Far East Index)	11.39	31.62
Emerging market equities (MSCI Emerging Markets Index)	1.30	14.10
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.37)	(2.22)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.05)	0.91
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.86)	3.62
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.79	14.82
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2013	BlackRock California Municipal Bond Fund

Investment Objective

BlackRock California Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2013, the Fund’s Institutional, Investor A, Investor A1 and Investor B Shares outperformed the Fund’s primary benchmark, the S&P® Municipal Bond Index, while the Investor C Shares underperformed and Investor C1 Shares performed in line with the primary benchmark. For the same period, all of the Fund’s share classes underperformed the Fund’s secondary benchmark, the S&P® California Municipal Bond Index. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

•

The Fund’s longer duration posture (greater sensitivity to interest rate movements) relative to the benchmark index detracted from performance as interest rates rose in the latter part of the period. Additionally, the Fund’s high-quality bias had a negative impact on results as lower-rated credits outperformed given strong demand from investors seeking higher-yielding investments in the low-rate environment. A lack of exposure to the tobacco sector also hindered relative returns as these bonds experienced significant gains during the period.

•

Contributing positively to performance was the above-industry-average coupon structure of the Fund’s municipal bond holdings. (As of period end, the Fund’s average coupon rate stood at 5.40%.) Additionally, the Fund benefited from maintaining leverage in the form of tender option bonds to generate a higher level of income while short-term borrowing costs remained low. The Fund’s underweight to Puerto Rico proved beneficial as these issues underperformed during the period. An allocation to zero-coupon bonds had a positive impact on results as this segment posted notable gains during the period. Exposure to the health sector also helped performance. Lastly, the Fund’s preference for longer-dated maturities contributed to relative results as yields rose to a lesser degree on longer maturities (bond prices generally fall when yields rise).

Describe recent portfolio activity.

•

During the 12-month period, the Fund deployed cash reserves to increase its income. The Fund sold most of its redevelopment agency positions (special district) in light of a deteriorating view on the overall credit quality of these positions. Despite this fundamental backdrop, the positions were sold at higher valuations, generating profits for the Fund.

Describe portfolio positioning at period end.

•

Relative to the S&P® California Municipal Bond Index, the Fund ended the period with a long duration posture and overweight exposure to health, school district and utility revenue bonds. The Fund maintained a bias for higher quality California issues as valuations on lower-rated bonds were less attractive after a period of spread tightening. The Fund held exposure to tender option bonds in order to increase income while the municipal yield curve remained relatively steep and short-term interest rates remained low. In addition, the Fund held 10-year US Treasury futures contracts as a hedge against interest rate movements.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
County/City/Special District/School District	39%
Utilities	26
Health	14
Education	9
Transportation	6
State	6
Credit Quality Allocation[1]
AAA/Aaa	9%
AA/Aa	70
A	19
Not Rated	2

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2013	1%
2014	1
2015	2
2016	9
2017	2

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

4	ANNUAL REPORT	MAY 31, 2013

BlackRock California Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade California municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended May 31, 2013

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.58%	(2.40)%	4.26%	N/A	6.87%	N/A	4.94%	N/A
Investor A	2.32	(2.52)	4.02	(0.40)%	6.63	5.71%	4.68	4.23%
Investor A1	2.44	(2.44)	4.17	0.00	6.79	5.92	4.85	4.42
Investor B	2.21	(2.63)	3.73	(0.27)	6.33	6.02	4.42	4.42
Investor C	1.62	(2.89)	3.23	2.23	5.83	5.83	3.91	3.91
Investor C1	2.07	(2.69)	3.65	2.65	6.26	6.26	4.33	4.33
S&P® Municipal Bond Index	—	(0.86)	3.62	N/A	5.71	N/A	4.81	N/A
S&P® California Municipal Bond Index	—	(0.76)	4.43	N/A	6.02	N/A	4.98	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2013	5

Fund Summary as of May 31, 2013	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2013, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, with the exception of the Fund’s Investor A1 Shares, which performed in line with the primary benchmark. For the same period, the Fund underperformed its secondary benchmark, the S&P® New Jersey Municipal Bond Index. The following discussion of relative performance pertains to the S&P® New Jersey Municipal Bond Index.

What factors influenced performance?

•

Negatively impacting performance was the Fund’s exposure to high quality bonds, including its allocation to pre-refunded issues, which carry high quality ratings. Higher quality bonds broadly underperformed lower quality issues as investors sought yield opportunities and credit spreads compressed during the period. Also detracting from performance relative to the benchmark index was the Fund’s underexposure to tobacco, which was the best performing sector for the period.

•

Conversely, the Fund’s general overweight to lower quality and higher yielding bonds contributed positively to relative performance, particularly in the corporate and health sectors, which were among the stronger-performing sectors for the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s trading activity continued to be focused on maintaining a fully invested posture and purchasing new-issue bonds as opportunities were presented in the market. Although cash flows into the Fund were limited, a low cash balance was maintained as retail demand for New Jersey tax-exempt bonds was strong, enabling the Fund to raise cash in time for new-issue opportunities. The Fund continued to reduce exposure to several Puerto Rico credits during the period. Other sales were concentrated in bonds with declining credit metrics as well as bonds that had experienced capital appreciation, in order to capture their relative outperformance.

Describe portfolio positioning at period end.

•	The Fund ended the period with a neutral-to-slightly positive duration bias as compared to the S&P® New Jersey Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
State	27%
Health	17
Transportation	16
Education	13
County/City/Special District/School District	13
Housing	5
Utilities	5
Corporate	4

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	5%
2014	4
2015	5
2016	3
2017	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
AAA/Aaa	7%
AA/Aa	31
A	39
BBB/Baa	14
BB/Ba	2
B	1
Not Rated[2]	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these securities as investment grade quality. As of May 31, 2013, the market value of these securities was $9,194,305, representing 3% of the Fund’s long-term investments.

6	ANNUAL REPORT	MAY 31, 2013

BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® New Jersey Municipal Bond Index includes all New Jersey bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended May 31, 2013

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.56%	(1.93)%	3.56%	N/A	6.30%	N/A	5.09%	N/A
Service	2.47	(1.98)	3.47	N/A	6.13	N/A	4.88	N/A
Investor A	2.37	(1.97)	3.47	(0.93)%	6.13	5.21%	4.88	4.43%
Investor A1	2.52	(1.90)	3.62	(0.52)	6.29	5.43	5.04	4.61
Investor B	1.70	(2.35)	2.69	(1.80)	5.33	5.00	4.10	4.10
Investor B1	2.21	(2.10)	3.20	(0.79)	5.86	5.54	4.61	4.61
Investor C	1.70	(2.44)	2.68	1.68	5.31	5.31	4.08	4.08
Investor C1	2.11	(2.15)	3.10	2.10	5.76	5.76	4.51	4.51
S&P® Municipal Bond Index	—	(0.86)	3.62	N/A	5.71	N/A	4.81	N/A
S&P® New Jersey Municipal Bond Index	—	(0.95)	3.98	N/A	5.95	N/A	5.10	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2013	7

Fund Summary as of May 31, 2013	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2013, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, with the exception of the Institutional and Investor A1 Shares, which outperformed the primary benchmark. For the same period, the Fund’s Institutional, Service, Investor A, and Investor A1 Shares outperformed the Fund’s secondary benchmark, the S&P® Pennsylvania Municipal Bond Index, while Investor B, Investor B1, Investor C and Investor C1 Shares underperformed the secondary benchmark. The following discussion of relative performance pertains to the S&P® Pennsylvania Municipal Bond Index.

What factors influenced performance?

•

Although municipal bond yields edged slightly higher by the end of the period (bond prices generally fall as yields rise), all areas of the municipal market generated positive returns for the 12-month period overall. The Fund held exposure to shorter-term securities, which benefited less from yield movements during the period as compared to longer-term bonds. Additionally, the Fund held high-quality municipal bonds, which lagged the performance of high yield municipals.

•

The Fund benefited from a high level of income in the form of coupon payments from its fully invested portfolio of tax-exempt municipal bonds. The Fund’s exposures to longer-maturity bonds and lower-quality investment grade bonds contributed positively to performance given a flatter yield curve and tighter credit spreads during the period.

Describe recent portfolio activity.

•

During the 12-month period, trading activity was focused on maintaining the Fund’s high level of income accrual. The Fund’s cash reserves were committed to purchasing bonds with higher coupons while seeking investments with valuations that remain attractive relative to their level of credit risk. Additionally, the Fund took advantage of spread compression during the period by selling bonds deemed more vulnerable to potential negative credit events and reinvested the proceeds in higher-quality bonds within various sectors.

Describe portfolio positioning at period end.

•

At period end, the Fund was fully invested with portfolio holdings weighted toward longer-dated maturities as the slope of the yield curve remained steep. A longer curve positioning exposes the Fund to greater interest rate sensitivity (duration) as compared to the S&P® Pennsylvania Municipal Bond Index. The Fund continued to target a higher coupon structure in order to maintain the Fund’s high level of income accrual.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term investments

Sector Allocation
Health	23%
State	19
Education	18
Transportation	13
County/City/Special District/School District	10
Housing	7
Utilities	6
Corporate	4
Credit Quality Allocation[1]
AA/Aa	64%
A	26
BBB/Baa	7
BB	1
Not Rated[2]	2

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these securities as investment grade quality. As of May 31, 2013, the market value of these securities was $3,324,780, representing 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	1%
2014	1
2015	6
2016	5
2017	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

8	ANNUAL REPORT	MAY 31, 2013

BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® Pennsylvania Municipal Bond Index includes all Pennsylvania bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended May 31, 2013

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.07%	(2.00)%	3.71%	N/A	6.09%	N/A	4.71%	N/A
Service	2.89	(2.09)	3.53	N/A	5.87	N/A	4.49	N/A
Investor A	2.77	(2.08)	3.53	(0.87)%	5.86	4.94%	4.48	4.03%
Investor A1	2.93	(2.01)	3.69	(0.46)	6.03	5.16	4.63	4.20
Investor B	2.09	(2.48)	2.66	(1.81)	5.06	4.73	3.72	3.72
Investor B1	2.62	(2.13)	3.26	(0.72)	5.62	5.30	4.22	4.22
Investor C	2.09	(2.46)	2.73	1.73	5.05	5.05	3.69	3.69
Investor C1	2.51	(2.26)	3.15	2.15	5.50	5.50	4.11	4.11
S&P® Municipal Bond Index	—	(0.86)	3.62	N/A	5.71	N/A	4.81	N/A
S&P® Pennsylvania Municipal Bond Index	—	(0.55)	3.46	N/A	5.62	N/A	4.77	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2013	9

Fund Summary as of May 31, 2013	BlackRock Intermediate Municipal Fund

Investment Objective

BlackRock Intermediate Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2013, the Fund’s Institutional, Investor A and Investor A1 Shares outperformed the Fund’s primary benchmark, the S&P® Municipal Bond Index, while Investor C Shares underperformed and Investor B Shares performed in line with the primary benchmark. For the same period, the Fund outperformed its secondary benchmark, the S&P® Intermediate Municipal Bond Index. The following discussion of relative performance pertains to the S&P® Intermediate Municipal Bond Index.

What factors influenced performance?

•

The Fund benefited from its overweight allocations to the lower quality and higher yielding bonds in the tobacco, corporate and health sectors, which were the strongest-performing sectors for the period. Additionally, the Fund’s general overweight to lower quality bonds and underweight to higher quality bonds contributed positively to relative performance. Lower quality bonds broadly outperformed higher quality issues as investors sought yield opportunities and credit spreads compressed during the period.

•

Although the Fund’s preference for longer-dated maturities within its intermediate-maturity mandate was a benefit during the majority of the period, it had a negative impact on results for the 12-month period overall as yields rose sharply in May after the US Federal Reserve hinted at winding down its monetary stimulus program (bond prices generally fall as yields rise).

Describe recent portfolio activity.

•

During the 12-month period, trading activity was concentrated on purchasing bonds in the new-issue market. During this period, the Fund focused on buying specialty state bonds of lower investment-grade credit quality, with attractive yields and potential strong appeal to the secondary market. The Fund reduced exposure to coupon rates below 5% and limited its purchases to bonds with maturities of 10 years or less. Sales during the period were concentrated in bonds with declining credit metrics as well as bonds that had experienced capital appreciation, in order to capture their relative outperformance.

Describe portfolio positioning at period end.

•	The Fund ended the period with a positive duration bias as compared to the S&P® Intermediate Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
Transportation	24%
State	21
County/City/Special District/School District	19
Health	14
Corporate	9
Education	5
Utilities	5
Tobacco	2
Housing	1

Credit Quality Allocation[1]
AAA/Aaa	6%
AA/Aa	35
A	40
BBB/Baa	10
BB/Ba	2
B	2
Not Rated[2]	5

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these securities as investment grade quality. As of May 31, 2013, the market value of these securities was $10,986,989, representing 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	2%
2014	2
2015	2
2016	3
2017	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

10	ANNUAL REPORT	MAY 31, 2013

BlackRock Intermediate Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of investment grade municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® Intermediate Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity between 3 and 15 years.

Performance Summary for the Period Ended May 31, 2013

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.98%	(1.56)%	4.02%	N/A	6.26%	N/A	4.49%	N/A
Investor A	1.64	(1.69)	3.75	(0.66)%	6.00	5.09%	4.25	3.80%
Investor A1	1.89	(1.60)	3.91	2.87	6.15	5.94	4.40	4.29
Investor B	1.64	(1.81)	3.63	2.63	5.89	5.89	4.16	4.16
Investor C	0.97	(2.05)	2.98	1.98	5.21	5.21	3.47	3.47
S&P® Municipal Bond Index	—	(0.86)	3.62	N/A	5.71	N/A	4.81	N/A
S&P® Intermediate Municipal Bond Index	—	(0.85)	2.75	N/A	5.88	N/A	4.74	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2013	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to the Service Shares inception date of October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Prior to the Investor A Shares inception date of October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor A1 Shares (for all Funds except BlackRock Intermediate Municipal Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Intermediate Municipal Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee).

•	Investor B Shares are subject to the following maximum contingent deferred sales charges (“CDSC”):

Maximum CDSC
BlackRock California Municipal Bond Fund	4.00%, declining to 0% after 6 years
BlackRock New Jersey Municipal Bond Fund	4.50%, declining to 0% after 6 years
BlackRock Pennsylvania Municipal Bond Fund	4.50%, declining to 0% after 6 years
BlackRock Intermediate Municipal Fund	1.00%, declining to 0% after 3 years

In addition, these shares are subject to distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock California Municipal Bond Fund	0.25%	0.25%
BlackRock New Jersey Municipal Bond Fund	0.75%	0.25%
BlackRock Pennsylvania Municipal Bond Fund	0.75%	0.25%
BlackRock Intermediate Municipal Fund	0.10%	0.20%

For BlackRock California Municipal Bond Fund and BlackRock Intermediate Municipal Fund, the shares automatically convert to Investor A1 Shares after approximately 10 years. For BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, the shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic sales conversions.) Prior to the Investor B Shares inception date of October 2, 2006 for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B Share fees. Effective on or about the close of business on June 10, 2013, all issued and outstanding Investor B Shares of BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund will be converted into Investor A Shares and all issued and outstanding Investor B Shares of BlackRock Intermediate Municipal Fund will be converted into Investor A1 Shares.

•

Investor B1 Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) Effective on or about the close of business on June 10, 2013, all issued and outstanding Investor B1 Shares will be converted into Investor A1 Shares.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to the Investor C Shares inception date of October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

•

Investor C1 Shares (available in all Funds except BlackRock Intermediate Municipal Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year.

Investor A1, Investor B and Investor C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower.

12	ANNUAL REPORT	MAY 31, 2013

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on December 1, 2012 and held through May 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock California Municipal Bond Fund (Including Interest Expense and Fees)	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$976.00	$3.65	$1,000.00	$1,021.23	$3.73	0.74%
Investor A	$1,000.00	$974.80	$4.73	$1,000.00	$1,020.13	$4.84	0.96%
Investor A1	$1,000.00	$975.60	$4.04	$1,000.00	$1,020.83	$4.13	0.82%
Investor B	$1,000.00	$973.70	$5.95	$1,000.00	$1,018.93	$6.09	1.21%
Investor C	$1,000.00	$971.10	$8.50	$1,000.00	$1,016.33	$8.70	1.73%
Investor C1	$1,000.00	$973.10	$6.44	$1,000.00	$1,018.43	$6.59	1.31%
BlackRock California Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$976.00	$3.25	$1,000.00	$1,021.63	$3.33	0.66%
Investor A	$1,000.00	$974.80	$4.38	$1,000.00	$1,020.53	$4.48	0.89%
Investor A1	$1,000.00	$975.60	$3.64	$1,000.00	$1,021.23	$3.73	0.74%
Investor B	$1,000.00	$973.70	$5.56	$1,000.00	$1,019.23	$5.69	1.13%
Investor C	$1,000.00	$971.10	$8.16	$1,000.00	$1,016.63	$8.35	1.66%
Investor C1	$1,000.00	$973.10	$6.10	$1,000.00	$1,018.73	$6.24	1.24%
BlackRock New Jersey Municipal Bond Fund (Including Interest Expense and Fees)
Institutional	$1,000.00	$980.70	$3.90	$1,000.00	$1,021.03	$3.98	0.79%
Service	$1,000.00	$980.20	$4.34	$1,000.00	$1,020.53	$4.43	0.88%
Investor A	$1,000.00	$980.30	$4.34	$1,000.00	$1,020.53	$4.43	0.88%
Investor A1	$1,000.00	$981.00	$3.61	$1,000.00	$1,021.33	$3.68	0.73%
Investor B	$1,000.00	$976.50	$8.08	$1,000.00	$1,016.73	$8.25	1.64%
Investor B1	$1,000.00	$979.00	$5.58	$1,000.00	$1,019.33	$5.69	1.13%
Investor C	$1,000.00	$975.60	$8.08	$1,000.00	$1,016.73	$8.25	1.64%
Investor C1	$1,000.00	$978.50	$6.07	$1,000.00	$1,018.83	$6.19	1.23%
BlackRock New Jersey Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$980.70	$3.75	$1,000.00	$1,021.13	$3.83	0.76%
Service	$1,000.00	$980.20	$4.25	$1,000.00	$1,020.63	$4.33	0.86%
Investor A	$1,000.00	$980.30	$4.25	$1,000.00	$1,020.63	$4.33	0.86%
Investor A1	$1,000.00	$981.00	$3.51	$1,000.00	$1,021.43	$3.58	0.71%
Investor B	$1,000.00	$976.50	$7.93	$1,000.00	$1,016.93	$8.10	1.61%
Investor B1	$1,000.00	$979.00	$5.43	$1,000.00	$1,019.43	$5.54	1.10%
Investor C	$1,000.00	$975.60	$7.93	$1,000.00	$1,016.93	$8.10	1.61%
Investor C1	$1,000.00	$978.50	$5.97	$1,000.00	$1,018.93	$6.09	1.21%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

ANNUAL REPORT	MAY 31, 2013	13

Disclosure of Expenses (concluded)

Expense Examples (concluded)

	Actual			Hypothetical[2]
BlackRock Pennsylvania Municipal Bond Fund (Including Interest Expense and Fees)	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$980.00	$4.00	$1,000.00	$1,020.83	$4.08	0.81%
Service	$1,000.00	$979.10	$4.93	$1,000.00	$1,019.93	$5.04	1.00%
Investor A	$1,000.00	$979.20	$4.93	$1,000.00	$1,019.93	$5.04	1.00%
Investor A1	$1,000.00	$979.90	$4.10	$1,000.00	$1,020.73	$4.18	0.83%
Investor B	$1,000.00	$975.20	$8.77	$1,000.00	$1,016.03	$8.95	1.78%
Investor B1	$1,000.00	$978.70	$6.17	$1,000.00	$1,018.73	$6.29	1.25%
Investor C	$1,000.00	$975.40	$8.72	$1,000.00	$1,016.13	$8.90	1.77%
Investor C1	$1,000.00	$977.40	$6.70	$1,000.00	$1,018.13	$6.84	1.36%
BlackRock Pennsylvania Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$980.00	$3.50	$1,000.00	$1,021.43	$3.58	0.71%
Service	$1,000.00	$979.10	$4.39	$1,000.00	$1,020.53	$4.48	0.89%
Investor A	$1,000.00	$979.20	$4.39	$1,000.00	$1,020.53	$4.48	0.89%
Investor A1	$1,000.00	$979.90	$3.60	$1,000.00	$1,021.33	$3.68	0.73%
Investor B	$1,000.00	$975.20	$8.27	$1,000.00	$1,016.53	$8.45	1.68%
Investor B1	$1,000.00	$978.70	$5.67	$1,000.00	$1,019.23	$5.79	1.15%
Investor C	$1,000.00	$975.40	$8.22	$1,000.00	$1,016.63	$8.40	1.67%
Investor C1	$1,000.00	$977.40	$6.16	$1,000.00	$1,018.73	$6.29	1.25%
BlackRock Intermediate Municipal Fund (Including Interest Expense and Fees)
Institutional	$1,000.00	$984.40	$3.31	$1,000.00	$1,021.59	$3.38	0.67%
Investor A	$1,000.00	$983.10	$4.65	$1,000.00	$1,020.24	$4.73	0.94%
Investor A1	$1,000.00	$984.00	$3.76	$1,000.00	$1,021.14	$3.83	0.76%
Investor B	$1,000.00	$981.90	$4.94	$1,000.00	$1,019.95	$5.04	1.00%
Investor C	$1,000.00	$979.50	$8.29	$1,000.00	$1,016.55	$8.45	1.68%
BlackRock Intermediate Municipal Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$984.40	$3.17	$1,000.00	$1,021.74	$3.23	0.64%
Investor A	$1,000.00	$983.10	$4.50	$1,000.00	$1,020.39	$4.58	0.91%
Investor A1	$1,000.00	$984.00	$3.61	$1,000.00	$1,021.29	$3.68	0.73%
Investor B	$1,000.00	$981.90	$4.84	$1,000.00	$1,020.04	$4.94	0.98%
Investor C	$1,000.00	$979.50	$8.14	$1,000.00	$1,016.70	$8.30	1.65%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

14	ANNUAL REPORT	MAY 31, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	15

Schedule of Investments May 31, 2013	BlackRock California Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 82.2%
County/City/Special District/School District — 31.0%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/36	$1,665	$1,965,316
Chabot-Las Positas Community College District, GO, CAB, Series C (AMBAC) (a):
5.03%, 8/01/34	10,760	3,761,804
5.05%, 8/01/35	3,260	1,078,864
5.11%, 8/01/44	25,000	5,184,500
5.14%, 8/01/46	20,000	3,713,000
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover:
5.00%, 8/01/31	15,000	17,468,400
5.00%, 8/01/32	12,000	13,861,440
Chaffey Community College District, GO, Election of 2002, Series D, 5.00%, 6/01/37	6,145	6,886,640
Chaffey Joint Union High School District, GO, Election of 2012, Series A:
5.00%, 8/01/32	3,820	4,412,558
5.00%, 8/01/37	6,420	7,314,178
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,016,240
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 2/01/39	6,035	7,108,989
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 5/01/42	2,395	2,837,045
Clovis Unified School District, GO, CAB, Election of 2012, Series A (a):
4.64%, 8/01/32	6,060	2,515,688
4.68%, 8/01/33	5,420	2,132,228
4.73%, 8/01/34	8,280	3,078,090
4.77%, 8/01/35	8,000	2,813,680
Coast Community College District, GO, Refunding, Election of 2012, Series A, 5.00%, 8/01/38	9,545	10,717,031
County of Ventura California, COP, Refunding, Public Financing Authority III, 5.75%, 8/15/29	1,000	1,164,070
Cupertino Union School District, GO, Series A, 5.00%, 8/01/37	1,125	1,265,693
Desert Sands Unified School District, GO, Refunding, Series A, 5.00%, 6/01/31 (b)	1,750	2,006,463
El Camino Community College District, GO, Election of 2002, Series C, 5.00%, 8/01/37	6,185	6,958,496
Grossmont Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/34	1,580	1,911,768
6.13%, 7/15/40	3,045	3,668,433
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Kern High School District, GO, Refunding, 5.00%, 8/01/33	$6,085	$6,892,114
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	175	205,541
Los Angeles Community College District California, GO, Election of 2008, Refunding, Series A, 6.00%, 8/01/33	6,175	7,556,903
Millbrae School District, GO, Series B-2, 6.00%, 7/01/41	2,585	3,102,982
Millbrae School District San Mateo County California, GO, Election of 2011, 5.00%, 7/01/42	3,570	3,980,550
Milpitas Unified School District, GO, Series A, 5.00%, 8/01/37	5,250	5,880,210
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/39	2,760	3,086,039
Orange County Water District, COP, Refunding, 5.00%, 8/15/32	3,005	3,426,752
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.63%, 8/01/39	5,000	5,700,100
San Bernardino Community College District, GO, Refunding, Series A:
5.00%, 8/01/28	3,695	4,306,559
5.00%, 8/01/29	6,630	7,677,142
San Diego Community College District, GO, Election of 2006, 5.00%, 8/01/41	3,790	4,247,794
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,445	6,267,413
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Series A:
6.00%, 3/01/36	2,905	3,505,725
5.50%, 3/01/41	10,000	11,537,400
San Jose Financing Authority, RB, Convention Center Expansion, 5.75%, 5/01/42	2,010	2,286,033
San Leandro Unified School District California, GO, Election of 2010, Series A, 5.75%, 8/01/41	5,000	5,823,750
Santa Clara County Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	10,000	11,345,500
Temecula Valley Unified School District, GO, Election of 2012, Series A (BAM), 5.00%, 8/01/42	6,000	6,538,740
West Contra Costa Unified School District California, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/41	4,395	4,990,479
West Valley-Mission Community College District, GO, Election of 2012, Series A, 5.00%, 8/01/34	3,000	3,382,740

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA	American Capital Access Holding Ltd.	GARB	General Airport Revenue Bonds
	AGC	Assured Guarantee Corp.	GO	General Obligation Bonds
	AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
	AMBAC	American Municipal Bond Assurance Corp.	HRB	Housing Revenue Bonds
	AMT	Alternative Minimum Tax (subject to)	HUD	Department of Housing and Urban Development
	ARB	Airport Revenue Bonds	IBC	Insured Bond Certificates
	BAM	Build America Mutual Insurance	IDA	Industrial Development Authority
	BARB	Building Aid Revenue Bonds	LRB	Lease Revenue Bonds
	BHAC	Berkshire Hathaway Assurance Corp.	M/F	Multi-Family
	CAB	Capital Appreciation Bonds	MRB	Mortgage Revenue Bonds
	CIFG	CDC IXIS Financial Guaranty	NPFGC	National Public Finance Guarantee Corp.
	COP	Certificates of Participation	RB	Revenue Bonds
	EDA	Economic Development Authority	S/F	Single Family
	FGIC	Financial Guaranty Insurance Co.	SAN	State Aid Notes

See Notes to Financial Statements.

16	ANNUAL REPORT	MAY 31, 2013

Schedule of Investments (continued)	BlackRock California Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	$4,110	$4,799,370

		234,380,450
Education — 3.6%
California Educational Facilities Authority, Refunding RB:
Occidental College, Series A, 5.00%, 10/01/36 (b)	7,145	8,054,058
Pitzer College, 6.00%, 4/01/40	2,500	2,903,150
San Francisco University, 6.13%, 10/01/30	1,250	1,535,038
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,500	2,947,650
Sonoma County Junior College District, GO, Refunding, 5.00%, 8/01/29	2,750	3,199,927
University of California, RB, Series O, 5.75%, 5/15/34	2,500	2,982,050
University of California, Refunding RB, Series AF, 5.00%, 5/15/36	5,000	5,684,350

		27,306,223
Health — 13.3%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare:
6.38%, 8/01/34	5,000	5,301,200
6.25%, 8/01/39	3,010	3,501,623
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	4,765	5,465,551
Children’s Hospital, Series A, 5.25%, 11/01/41	5,000	5,476,400
Sutter Health, Series A, 5.25%, 11/15/46	14,915	15,721,454
Sutter Health, Series B, 6.00%, 8/15/42	9,680	11,528,009
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	2,670	3,189,288
Catholic Healthcare West, Series A, 6.00%, 7/01/39	6,000	7,125,960
Providence Health & Services, Series C, 6.50%, 10/01/33	4,150	4,974,439
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	35,000	37,933,350

		100,217,274
State — 5.5%
California State Public Works Board, RB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	12,141,600
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	2,425	2,911,649
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,725	2,116,489
State of California, GO, Various Purpose:
6.00%, 3/01/33	4,170	5,094,364
6.00%, 4/01/38	16,000	18,935,680

		41,199,782
Transportation — 5.6%
Bay Area Toll Authority, RB, San Francisco Bay Area Toll Bridge, Series C-1, 1.02%, 4/01/45 (c)	2,000	2,019,200
Municipal Bonds	Par (000)	Value
California (continued)
Transportation (concluded)
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, AMT:
5.00%, 5/15/34	$8,600	$9,668,206
5.38%, 5/15/33	75	83,476
5.38%, 5/15/38	325	354,972
City of San Jose California Airport Revenue, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	4,000	4,513,400
6.25%, 3/01/34	2,450	2,865,642
County of Orange California, ARB, Orange County Airport, Series B, 5.75%, 7/01/34	3,000	3,428,880
County of Sacramento California, ARB Airport System:
Senior Series B, 5.75%, 7/01/39	1,600	1,854,624
Senior Series B, AMT (AGM), 5.25%, 7/01/39	2,500	2,670,125
Subordinated and Passenger Facility Lease, SFO Fuel, Series C (AGC), 5.75%, 7/01/39	3,150	3,662,757
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 5/01/27	3,500	3,919,930
San Francisco City & County Airports Commission, RB:
Series E, 6.00%, 5/01/39	5,065	6,124,091
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,255,388

		42,420,691
Utilities — 23.2%
City of Los Angeles California Wastewater System, Refunding RB:
Series A, 5.38%, 6/01/39	5,000	5,733,650
Sub-Series A, 5.00%, 6/01/32	7,670	8,651,070
City of Manteca California, Refunding RB, 5.00%, 7/01/33	7,250	8,246,948
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,762,206
City of Sacramento California Water Revenue, RB:
5.00%, 9/01/38	2,000	2,249,080
Series B, 5.00%, 9/01/42	7,500	8,379,300
Dublin-San Ramon Services District Water Revenue, Refunding RB, 5.50%, 8/01/36	4,235	4,929,921
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,330	5,970,293
Los Angeles Department of Water & Power, Refunding RB, System, Series A, 5.25%, 7/01/39	8,000	9,044,560
Metropolitan Water District of Southern California, RB, Authorization, Series A, 5.00%, 1/01/39	17,005	19,153,752
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,737,300
Sacramento County Sanitation Districts Financing Authority, RB, Sacramento Regional County Sanitation (NPFGC), 5.00%, 12/01/36	7,770	8,490,434
Sacramento Municipal Utility District, RB, Series A, 5.00%, 8/15/37	7,635	8,575,479
San Diego County Water Authority, Refunding RB:
5.00%, 5/01/31	10,000	11,629,900
5.00%, 5/01/34	17,920	20,618,573
San Diego Public Facilities Financing Authority, Refunding RB:
Series A, 5.25%, 5/15/29	4,000	4,653,840
Series A, 5.25%, 5/15/34	6,000	6,965,280
Series B, 5.75%, 8/01/35	5,000	5,896,800
San Francisco City & County Public Utilities Commission, RB, Hetch Hetchy, Sub-Series B, 5.00%, 11/01/41	8,470	9,421,689
San Juan Water District, COP, Series A, 6.00%, 2/01/39	5,700	6,708,501

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	17

Schedule of Investments (continued)	BlackRock California Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	$6,395	$7,553,262

		175,371,838
Total Municipal Bonds in California		620,896,258

Puerto Rico — 1.2%
State — 1.2%
Puerto Rico Housing Finance Authority, RB, Capital Fund Program (HUD), 5.00%, 12/01/19	3,550	3,650,749
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	5,000	5,676,800
Total Municipal Bonds in Puerto Rico		9,327,549
Total Municipal Bonds — 83.4%		630,223,807

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 29.5%
County/City/Special District/School District — 13.2%
City of San Jose California Financing Authority, Refunding RB, Civic Center Project, Series A, 5.00%, 6/01/39	10,990	11,983,166
Long Beach Community College District, GO, Election of 2008, Series B, 5.00%, 8/01/39	17,355	19,409,410
Mount Diablo California Unified School District, GO, Election of 2002, 5.00%, 6/01/14 (e)	4,000	4,227,720
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	12,200	14,004,502
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	7,000	7,453,040
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A, (NPFGC), 5.00%, 7/01/30	5,270	5,637,951
San Mateo County Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/38 (f)	19,000	20,946,360
Ventura County Public Financing Authority, Refunding RB, Series A, 5.00%, 11/01/38	14,390	15,721,939

		99,384,088
Education — 6.3%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	10,000	11,015,000
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (concluded)
Education (concluded)
University of California, Refunding RB, Limited Project, Series G:
5.00%, 5/15/37	$22,881	$25,499,543
5.00%, 5/15/42	10,000	11,047,400

		47,561,943
Health — 2.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series A (BHAC), 5.00%, 11/15/42	14,413	15,782,113
Transportation — 1.7%
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	11,708	12,974,352
Utilities — 6.2%
Sacramento County Sanitation Districts Financing Authority, RB, Sacramento Regional County Sanitation (FGIC), 5.00%, 12/01/36	5,000	5,463,600
San Diego County Water Authority, COP, 5.00%, 5/01/30	7,350	7,785,928
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	4,760	5,283,981
San Diego Public Facilities Financing Authority, Refunding RB, Senior, Series A, 5.25%, 5/15/39	12,108	13,793,060
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	13,000	14,318,850

		46,645,419
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.5%		222,347,915
Total Long-Term Investments (Cost — $810,449,203) — 112.9%		852,571,722

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (g)(h)	1,311,039	1,311,039
Total Short-Term Securities (Cost — $1,311,039) — 0.2%		1,311,039
Total Investments (Cost — $811,760,242) — 113.1%		853,882,761
Other Assets Less Liabilities — 0.4%		3,225,534
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.5%)		(101,966,114)

Net Assets — 100.0%		$755,142,181

Notes to Schedule of Investments
(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
RBC Capital Markets	$2,006,463	$(33,828)
Wells Fargo & Co	$8,054,058	$(199,321)

(c)	Variable rate security. Rate shown is as of report date.

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

18	ANNUAL REPORT	MAY 31, 2013

Schedule of Investments (concluded)	BlackRock California Municipal Bond Fund

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on March 1, 2015, is $9,988,194.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2012	Net Activity	Shares Held at May 31, 2013	Income
BIF California Municipal Money Fund	16,251,129	(14,940,090)	1,311,039	$376

(h)	Represents the current yield as of report date.

•	Financial futures contracts as of May 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(375)	10-Year US Treasury Note	Chicago Board of Trade	September 2013	$48,457,031	$379,466

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$852,571,722	—	$852,571,722
Short-Term Securities	$1,311,039	—	—	1,311,039

Total	$1,311,039	$852,571,722	—	$853,882,761

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$379,466	—	—	$379,466
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$578,000	—	—	$578,000
Liabilities:
TOB trust certificates	—	$(101,939,550)	—	(101,939,550)

Total	$578,000	$(101,939,550)	—	$(101,361,550)

There were no transfers between levels during the year ended May 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	19

Schedule of Investments May 31, 2013	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 88.4%
Corporate — 4.0%
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	$3,500	$3,711,120
Mandatory Put Bonds, Disposal, Waste Management of New Jersey, Series A, 5.30%, 6/01/15 (a)	2,000	2,087,720
New Jersey EDA, Refunding RB:
American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	1,445	1,586,408
American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,116,270
New Jersey American Water Co., Inc. Project, Series D, AMT, 4.88%, 11/01/29	1,000	1,071,220
Newark Airport Marriott Hotel, 7.00%, 10/01/14	1,250	1,256,037

		10,828,775
County/City/Special District/School District — 10.4%
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM):
5.00%, 7/01/35	1,250	1,316,838
5.00%, 7/01/36	300	315,693
County of Camden New Jersey, Collingswood School District New Jersey, GO, Refunding, Board of Education of the Borough of Collingswood, 2.75%, 6/01/30	1,165	996,029
Essex County Improvement Authority, RB, Newark Project, Series A (AGM):
5.00%, 11/01/20	735	842,758
6.00%, 11/01/30	1,090	1,263,528
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	1,914,015
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C:
4.88%, 1/01/46	1,000	1,056,170
5.25%, 1/01/46	4,900	5,290,040
Middlesex County Improvement Authority, RB:
Golf Course Projects, 5.25%, 6/01/26	1,705	1,771,853
Senior, Heldrich Center Hotel, Series A, 5.00%, 1/01/15	380	266,000
New Jersey Health Care Facilities Financing Authority, RB, Greystone Park Psychiatric:
5.00%, 9/15/29	2,000	2,227,940
(AGM), 3.50%, 9/15/31	1,000	935,410
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC), 5.50%, 3/01/21	805	950,560
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,775	1,776,988
Union County New Jersey, GO, Refunding, Vocational Technical School, Series C, 3.50%, 3/01/31	1,640	1,652,267
Union County Utilities Authority, Refunding RB, Series A:
County Deficiency Agreement, 4.00%, 6/15/32	1,500	1,569,750
County Deficiency Agreement, 5.00%, 6/15/41	2,000	2,225,700
Covanta Union, Inc., AMT, 4.75%, 12/01/31	1,750	1,842,505

		28,214,044
Education — 13.1%
New Jersey EDA, RB, Patterson Charter School for Science and Technology, Inc. Project, Series A:
6.00%, 7/01/32	700	767,158
6.10%, 7/01/44	355	386,457
New Jersey EDA, Refunding RB, Seeing Eye, Inc. Project (AMBAC), 5.00%, 12/01/24	5,500	5,731,275
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, RB:
Fairleigh Dickinson University, Series D (ACA), 5.25%, 7/01/32	$1,500	$1,501,500
Georgian Court College Project, Series C, 6.50%, 7/01/13 (b)	750	753,900
Rowan University, Series C (NPFGC), 5.13%, 7/01/14 (b)	715	751,880
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,750	4,026,975
Georgian Court University, Series D, 5.00%, 7/01/33	500	520,750
Kean University, Series A, 5.25%, 9/01/29	1,705	1,922,064
Kean University, Series A (AGC), 5.50%, 9/01/36	1,000	1,122,080
Ramapo College, Series B, 5.00%, 7/01/42	560	614,807
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	295	300,283
Rowan University, Series B (AGC), 5.00%, 7/01/27	1,250	1,389,262
Rowan University, Series B (AGM), 3.00%, 7/01/27	220	212,610
Rowan University, Series B (AGM), 3.00%, 7/01/28	285	271,956
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	1,400	1,457,568
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	2,500	3,052,100
William Paterson University, Series C (AGC), 5.00%, 7/01/38	3,200	3,404,032
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	1,000	1,119,700
Series 1A, 5.00%, 12/01/25	100	108,552
Series 1A, 5.00%, 12/01/26	645	696,626
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/32	1,500	1,706,265
GO, 5.00%, 7/01/42	915	1,012,722
University of Medicine & Dentistry of New Jersey, COP:
(AMBAC), 5.00%, 4/15/22	250	250,392
(NPFGC), 5.00%, 6/15/29	1,000	1,012,810
University of Medicine & Dentistry of New Jersey, RB, Series A (AMBAC):
5.13%, 12/01/22	250	250,805
5.00%, 12/01/31	1,000	1,002,510

		35,347,039
Health — 16.8%
Burlington County Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	1,850	1,909,737
New Jersey EDA, RB:
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	1,000	1,005,780
Masonic Charity Foundation of New Jersey, 5.25%, 6/01/24	875	893,401
Masonic Charity Foundation of New Jersey, 5.25%, 6/01/32	500	510,400
New Jersey EDA, Refunding RB:
First Mortgage Winchester, Series A, 5.80%, 11/01/31	1,500	1,525,050
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	2,000	2,076,620
Seabrook Village, Inc. Facility, 5.25%, 11/15/36	600	615,108

See Notes to Financial Statements.

20	ANNUAL REPORT	MAY 31, 2013

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, RB:
Children’s Specialized Hospital, Series A, 5.50%, 7/01/36	$460	$474,761
Hunterdon Medical Center, Series A, 5.25%, 7/01/25	750	826,440
Hunterdon Medical Center, Series A, 5.13%, 7/01/35	1,100	1,148,510
Meridian Health, Series I (AGC), 5.00%, 7/01/38	1,890	1,992,098
Virtua Health (AGC), 5.50%, 7/01/38	3,620	3,918,650
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	2,985	3,623,462
CAB, St. Barnabas Health, Series B, 5.05%, 7/01/36 (c)	7,360	2,326,643
CAB, St. Barnabas Health, Series B, 5.07%, 7/01/37 (c)	7,000	2,097,550
General Hospital Center at Passaic (AGM), 6.75%, 7/01/19 (d)	125	153,051
Hackensack University Medical Center (AGC), 5.25%, 1/01/36	3,600	3,862,944
Holy Name Medical Center, 5.00%, 7/01/25	500	532,150
Meridian Health System Obligation, 5.00%, 7/01/27	1,500	1,683,675
Robert Wood Johnson, 5.00%, 7/01/31	1,500	1,630,320
South Jersey Hospital, 5.00%, 7/01/46	3,150	3,233,979
St. Barnabas Health, Series A, 5.00%, 7/01/25	2,230	2,516,064
St. Barnabas Health, Series A, 5.00%, 7/01/29	4,190	4,356,846
St. Barnabas Health, Series A, 5.63%, 7/01/32	1,540	1,715,837
St. Lukes Warren Hospital Obligation, 5.00%, 8/15/34 (e)	460	501,837
St. Lukes Warren Hospital Obligation, 4.00%, 8/15/37 (e)	230	221,686

		45,352,599
Housing — 5.0%
Middlesex County Improvement Authority, RB, New Brunswick Apartments Rental Housing, AMT (Fannie Mae), 5.15%, 2/01/24	1,935	1,937,980
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 4.70%, 11/01/25	2,100	2,168,271
M/F Housing, Series A, 4.20%, 11/01/32	1,500	1,528,740
S/F Housing, Series U, AMT, 4.90%, 10/01/27	1,995	2,078,291
S/F Housing, Series U, AMT, 4.95%, 10/01/32	510	528,778
S/F Housing, Series X, AMT, 4.85%, 4/01/16	610	626,982
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.65%, 10/01/32	3,545	3,658,866
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.50%, 10/01/38	920	952,513

		13,480,421
State — 23.6%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 2.91%, 11/01/24 (c)	10,000	7,194,400
CAB, Series B, 3.28%, 11/01/27 (c)	4,135	2,586,897
Election of 2005, Series A, 5.80%, 11/01/15 (b)	1,640	1,849,920
Election of 2005, Series A, 5.75%, 11/01/28	2,080	2,728,856
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 3.24%, 7/01/21 (c)	1,675	1,291,810
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB (concluded):
Cigarette Tax, 5.75%, 6/15/14 (b)	$2,000	$2,112,000
Kapkowski Road Landfill Project, Series B-MB, AMT, 6.50%, 4/01/31	2,000	2,337,080
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/27	2,000	2,074,820
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/29	1,100	1,142,603
School Facilities Construction (AGC), 6.00%, 12/15/18 (b)	330	418,585
School Facilities Construction (AGC), 6.00%, 12/15/34	670	791,431
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,070	1,179,825
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	500	530,525
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	1,500	1,726,560
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 2.84%, 3/15/21 (c)	2,000	1,605,100
Cigarette Tax, 5.00%, 6/15/22	1,700	1,969,552
Cigarette Tax, 5.00%, 6/15/29	640	698,790
Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,957,375
School Facilities Construction, Series NN, 5.00%, 3/01/30	4,570	5,107,843
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 4.60%, 12/15/32 (c)	10,000	4,112,300
CAB, Series A, 4.82%, 12/15/35 (c)	5,500	1,879,955
CAB, Series A, 4.99%, 12/15/38 (c)	12,050	3,422,320
CAB, Series C (AGM), 4.77%, 12/15/34 (c)	4,870	1,764,304
CAB, Series C (AMBAC), 4.87%, 12/15/35 (c)	1,380	466,537
Series A, 6.00%, 6/15/35	3,185	3,792,762
Series A, 5.00%, 6/15/42	2,000	2,152,000
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	2,227,752
State of New Jersey:
COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/29	1,000	1,101,940
COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/30	1,110	1,217,426
GO, Refunding, Series N (NPFGC), 5.50%, 7/15/17	1,000	1,185,300

		63,626,568
Transportation — 13.4%
Delaware River & Bay Authority, RB, Series A, 4.00%, 1/01/31	1,000	1,045,370
Delaware River Joint Toll Bridge Commission, Refunding RB:
5.00%, 7/01/13 (b)	2,450	2,459,702
Series A, 3.00%, 7/01/28	1,000	955,780
Series A, 3.13%, 7/01/30	1,000	935,090
Delaware River Port Authority Pennsylvania & New Jersey, RB, Series D, 5.00%, 1/01/40	1,875	2,042,494
New Jersey State Turnpike Authority, RB:
CAB, Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35 (f)	1,510	1,439,332
Series A, 5.00%, 1/01/43	1,500	1,613,250
Series C, 5.00%, 1/01/15 (b)	2,500	2,682,550

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	21

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
New Jersey State Turnpike Authority, Refunding RB:
National IBC, Series C (NPFGC), 6.50%, 1/01/16	$355	$406,486
National IBC, Series C (NPFGC), 6.50%, 1/01/16 (d)	190	219,117
Series A, 5.00%, 1/01/35	490	533,830
Series A (BHAC), 5.25%, 1/01/30	1,000	1,246,030
Series B, 3.50%, 1/01/30	1,000	969,220
Series B, 5.00%, 1/01/30	1,480	1,667,087
Series I, 5.00%, 1/01/35	2,500	2,729,475
Port Authority of New York & New Jersey, RB:
Consolidated, 85th Series, 5.20%, 9/01/18	1,000	1,204,980
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,194,510
JFK International Air Terminal, 6.00%, 12/01/42	1,000	1,161,300
Special Project, JFK International Air Terminal 6, AMT (NPFGC), 5.75%, 12/01/22	2,000	2,047,440
Port Authority of New York & New Jersey, Refunding RB, Consolidated:
147th Series, AMT, 4.75%, 4/15/37	5,000	5,261,350
173rd Series, 4.00%, 12/01/31	840	888,149
177th Series, AMT, 3.50%, 7/15/37	2,000	1,786,100
177th Series, AMT, 4.00%, 1/15/43	1,000	964,600
South Jersey Transportation Authority, Refunding RB, Series A:
5.00%, 11/01/28	295	332,500
5.00%, 11/01/29	295	331,489

		36,117,231
Utilities — 2.1%
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 2.02%, 8/01/21 (c)(d)	5,000	4,243,150
Passaic Valley Water Commission, RB, Series A, 6.00%, 12/15/24	1,195	1,402,942

		5,646,092
Total Municipal Bonds in New Jersey		238,612,769

Puerto Rico — 5.1%
State — 3.0%
Commonwealth of Puerto Rico, GO, Public Improvement (AGM), 5.50%, 7/01/19	2,000	2,230,200
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	900	980,550
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	3,000	3,233,250
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.57%, 8/01/41 (c)	7,750	1,648,580

		8,092,580
Utilities — 2.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	1,000	1,025,860
Puerto Rico Electric Power Authority, RB, Series XX, 5.25%, 7/01/40	3,520	3,494,691
Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
Utilities (concluded)
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/29	$1,220	$1,241,204

		5,761,755
Total Municipal Bonds in Puerto Rico		13,854,335
Total Municipal Bonds — 93.5%		252,467,104

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
New Jersey — 4.8%
County/City/Special District/School District — 2.5%
Union County Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	6,300	6,876,954
Transportation — 2.3%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (h)	5,000	5,571,350
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	535,179

		6,106,529
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New Jersey		12,983,483

Puerto Rico — 0.3%
State — 0.3%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	760	814,108
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.1%		13,797,591
Total Long-Term Investments (Cost — $246,225,535) — 98.6%		266,264,695

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (i)(j)	8,686,142	8,686,142
Total Short-Term Securities (Cost — $8,686,142) — 3.2%		8,686,142
Total Investments (Cost — $254,911,677) — 101.8%		274,950,837
Other Assets Less Liabilities — 1.0%		2,689,883
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.8%)		(7,615,937)

Net Assets — 100.0%		$270,024,783

Notes to Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by municipal or US Treasury obligations.

See Notes to Financial Statements.

22	ANNUAL REPORT	MAY 31, 2013

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Bank of America Corp.	$723,523	$(9,060)

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $3,884,896.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2012	Net Activity	Shares Held at May 31, 2013	Income
BIF New Jersey Municipal Money Fund	4,058,365	4,627,777	8,686,142	$5

(j)	Represents the current yield as of report date.

•	Financial futures contracts as of May 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(32)	10-Year US Treasury Note	Chicago Board of Trade	September 2013	$4,135,000	$33,234

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$266,264,695	—	$266,264,695
Short-Term Securities	$8,686,142	—	—	8,686,142

Total	$8,686,142	$266,264,695	—	$274,950,837

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$33,234	—	—	$33,234
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	23

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Fund

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$46,000	—	—	$46,000
Liabilities:
TOB trust certificates	—	$(7,610,000)	—	(7,610,000)

Total	$46,000	$(7,610,000)	—	$(7,564,000)

There were no transfers between levels during the year ended May 31, 2013.

See Notes to Financial Statements.

24	ANNUAL REPORT	MAY 31, 2013

Schedule of Investments May 31, 2013	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 74.5%
Corporate — 4.9%
Bradford County IDA, Refunding RB, International Paper Co. Project, Series B, AMT, 5.20%, 12/01/19	$1,000	$1,077,400
Delaware County IDA, RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series C, AMT (NPFGC), 5.00%, 2/01/35	5,670	5,899,295
Pennsylvania Economic Development Financing Authority, RB:
Amtrak Project, Series A, AMT, 5.00%, 11/01/41	1,725	1,820,375
Aqua Pennsylvania, Inc. Project, AMT, 6.75%, 10/01/18	9,400	11,798,034
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 10/01/39	3,000	3,262,380
Waste Management, Inc. Project, AMT, 5.10%, 10/01/27	300	320,040
Pennsylvania Economic Development Financing Authority, Refunding RB, Aqua Pennsylvania, Inc. Project, Series A, AMT, 5.00%, 12/01/34	1,540	1,661,706

		25,839,230
County/City/Special District/School District — 11.3%
Allegheny County IDA, Refunding RB, Residential Resource, Inc. Project, 5.13%, 9/01/31	750	752,497
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	2,310	2,449,709
5.00%, 5/01/42	5,400	5,669,136
City of Philadelphia Pennsylvania, GO, Series A (AGC), 5.00%, 8/01/24	3,955	4,357,540
City of Pittsburgh Pennsylvania, GO, Refunding, Series B, 5.00%, 9/01/26	1,905	2,164,499
County of Allegheny Pennsylvania, GO, Refunding, Series C-57 (NPFGC), 5.00%, 11/01/21	5,775	6,099,093
County of Lycoming Pennsylvania, GO, Series A (AGM):
4.00%, 8/15/38	1,295	1,294,288
4.00%, 8/15/42	275	271,197
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	2,500	2,723,125
Falls Township Authority, Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	2,115	2,331,809
Lycoming County Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	825	870,556
Penn Delco School District, GO:
4.00%, 6/01/32	1,660	1,740,610
4.00%, 6/01/34	1,210	1,251,636
4.00%, 6/01/38	2,265	2,309,643
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (NPFGC), 5.00%, 4/15/27	415	438,813
Philipsburg-Osceola Area School District, GO (AGM):
5.00%, 4/01/41	1,235	1,294,329
Series A, 4.00%, 4/01/35	1,210	1,226,783
Series A, 4.00%, 4/01/38	1,190	1,195,593
Series A, 4.00%, 4/01/41	450	453,010
School District of Philadelphia, GO, Series E, 6.00%, 9/01/38	6,600	7,657,980
Souderton Area School District, GO (NPFGC), 5.00%, 11/15/22	4,290	4,652,076
State Public School Building Authority, RB:
Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	5,070	5,565,846
Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	3,050	3,273,626

		60,043,394

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education — 12.7%
Adams County IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	$580	$653,793
5.00%, 8/15/25	765	857,404
5.00%, 8/15/26	760	846,731
Cumberland County Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	1,000	1,093,930
Delaware County Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	6,070	6,718,519
Villanova University, 5.25%, 12/01/31	600	672,042
East Hempfield Township IDA, RB, Student Services, Inc., Student Housing Project at Millersville University, 5.00%, 7/01/35	765	810,342
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	2,650	2,810,643
Shippensburg University Student Services, Inc., Student Housing Project, 5.00%, 10/01/35	890	963,033
Shippensburg University Student Services, Inc., Student Housing Project, 5.00%, 10/01/44	2,450	2,619,442
State System of Higher Education, Series A (NPFGC), 5.00%, 6/15/26	3,300	3,714,480
Thomas Jefferson University, 5.00%, 3/01/40	11,000	11,908,160
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	7,140	7,862,354
State System of Higher Education, Series AL, 5.00%, 6/15/35	9,500	10,614,350
Thomas Jefferson University, 4.00%, 3/01/37	755	741,856
Thomas Jefferson University, 5.00%, 3/01/42	630	688,974
University of the Sciences Philadelphia (AGC), 5.00%, 11/01/32	5,000	5,534,300
Pennsylvania State University, Refunding RB, Series A:
5.00%, 8/15/28	5,045	5,714,976
5.00%, 8/15/29	2,000	2,213,980

		67,039,309
Health — 13.7%
Allegheny County Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/25	6,750	8,718,030
Allegheny County IDA, Refunding RB, Commercial Development, MPB Associate Project (AGM), 7.70%, 12/01/13	645	666,614
Berks County Municipal Authority, Refunding RB, Reading Hospital & Medical Center, Series A, 5.00%, 11/01/40	2,345	2,548,663
Bucks County IDA, RB, Series A, 5.90%, 1/01/27	770	773,242
Centre County Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	4,110	5,133,678
Cumberland County Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	2,540	2,593,543
Diakon Lutheran Social Ministries Project, 6.38%, 1/01/39	3,000	3,324,780
Dauphin County General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	5,000	5,602,300
Lancaster County Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	1,750	1,851,728
Lebanon County Good Samaritan Hospital Authority, Refunding RB, Pleasant View Retirement, Series A, 5.30%, 12/15/26	1,000	1,014,510

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	25

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital:
3.25%, 6/01/26	$1,260	$1,211,162
3.75%, 6/01/31	945	918,436
Series A, 5.13%, 6/01/33	3,255	3,482,655
Montgomery County IDA, RB, Acts Retirement Life Community:
Series A, 4.50%, 11/15/36	4,870	4,874,529
Series A-1, 6.25%, 11/15/29	480	548,525
Montgomery County IDA, Refunding RB:
Acts Retirement Life Communities, 5.00%, 11/15/27	1,385	1,515,924
Acts Retirement Life Communities, 5.00%, 11/15/28	895	970,914
Acts Retirement Life Communities, 5.00%, 11/15/29	300	319,830
Foulkeways at Gwynedd Project, Series A, 5.00%, 12/01/24	1,000	1,042,660
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.00%, 8/15/42	3,255	3,547,917
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	4,800	5,265,840
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (a)	2,705	3,252,654
South Fork Municipal Authority, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/35	3,900	4,245,345
Southcentral General Authority, Wellspan Health Obligation Group, Series A, 6.00%, 6/01/29	3,750	4,241,362
State Mary Hospital Authority, Catholic Health East, Refunding RB, Series A:
5.00%, 11/15/26	2,640	2,863,054
5.00%, 11/15/27	1,880	2,032,543

		72,560,438
Housing — 3.9%
Pennsylvania HFA, RB, S/F Mortgage, Series 114C:
3.65%, 10/01/37	4,120	3,977,778
3.70%, 10/01/42	7,440	7,159,661
Pennsylvania Housing Finance Agency, Refunding RB, S/F Mortgage, Series 92A, AMT, 4.75%, 4/01/31	1,930	1,959,336
Pennsylvania HFA, Refunding RB:
S/F Mortgage, Series 105-C, 4.88%, 10/01/34	2,055	2,098,628
S/F Mortgage, Series 110-B, 4.75%, 10/01/39	2,095	2,155,692
Series 99-A, AMT, 5.15%, 4/01/38	2,295	2,491,291
Philadelphia Authority for Industrial Development, RB:
Rieder House Project, Series A, 6.10%, 7/01/33	500	509,935
Saligman House Project, Series C (HUD), 6.10%, 7/01/33	500	509,935

		20,862,256
State — 8.4%
Commonwealth Financing Authority, RB, Series B:
5.00%, 6/01/36	3,725	4,065,986
(AGC), 5.00%, 6/01/31	3,420	3,741,925
Commonwealth of Pennsylvania, GO:
First Series, 5.00%, 10/01/26	2,800	3,162,124
First Series, 5.00%, 6/01/28	5,000	5,848,100
First Series, 5.00%, 3/15/29	3,900	4,461,639
Second Series A, 5.00%, 8/01/24	6,000	6,915,240
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
State (concluded)
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	$5,825	$6,347,211
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/24	9,000	9,852,660

		44,394,885
Transportation — 14.2%
City of Philadelphia Pennsylvania Airport Revenue ARB, Series A:
5.00%, 6/15/40	14,000	14,745,920
AMT (AGM), 5.00%, 6/15/32	9,500	10,166,045
AMT (AGM), 5.00%, 6/15/37	14,000	14,683,620
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	7,500	8,169,975
Pennsylvania Turnpike Commission, RB:
Motor License Fund, Enhanced Turnpike, Special Sub-Series A, 5.00%, 12/01/37	1,405	1,523,301
Motor License Fund, Enhanced Turnpike, Special Sub-Series A, 5.00%, 12/01/42	2,185	2,357,462
Senior Lien, Series A, 5.00%, 12/01/42	5,030	5,432,551
Series A (AMBAC), 5.50%, 12/01/31	1,600	1,699,504
Sub-Series A, 5.13%, 12/01/26	1,285	1,447,103
Sub-Series A, 6.00%, 12/01/41	1,200	1,352,112
Sub-Series B, 5.25%, 6/01/24	4,565	5,154,342
Southeastern Pennsylvania Transportation Authority, RB:
5.00%, 6/01/28	3,140	3,536,142
5.00%, 6/01/29	4,155	4,654,306

		74,922,383
Utilities — 5.4%
Allegheny County Sanitary Authority, Refunding RB (AGM), 5.00%, 6/01/40	1,000	1,101,660
Bucks County Water & Sewer Authority, RB, 5.00%, 12/01/41	1,400	1,547,826
City of Philadelphia Pennsylvania Gas Works Revenue, RB:
Ninth Series, 5.25%, 8/01/40	3,300	3,476,847
12th Series B (NPFGC), 7.00%, 5/15/20 (a)	1,180	1,453,158
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB:
Series A, 5.25%, 1/01/36	1,450	1,579,166
Series C (AGM), 5.00%, 8/01/40	2,650	2,891,124
Erie Water Authority, Refunding RB (AGM):
4.00%, 12/01/32	1,755	1,776,130
4.00%, 12/01/34	2,015	2,000,633
4.00%, 12/01/36	1,460	1,438,115
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	3,490	3,993,014
Philadelphia Biosolids Facility, 6.25%, 1/01/32	3,895	4,395,274
Westmoreland County Municipal Authority, RB, 5.00%, 8/15/37	2,750	3,034,212

		28,687,159
Total Municipal Bonds in Pennsylvania		394,349,054

Guam — 1.3%
State — 0.4%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	1,760	1,922,290

See Notes to Financial Statements.

26	ANNUAL REPORT	MAY 31, 2013

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam (concluded)
Tobacco — 0.3%
Guam Economic Development & Commerce Authority, Refunding RB, Tobacco Settlement Asset-Backed, 5.63%, 6/01/47	$1,750	$1,558,795
Utilities — 0.6%
Guam Government Waterworks Authority, Refunding RB, Water and Wastewater System, 6.00%, 7/01/25	1,000	1,037,730
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/34	2,080	2,257,445

		3,295,175
Total Municipal Bonds in Guam		6,776,260

Puerto Rico — 4.8%
State — 3.7%
Puerto Rico Public Buildings Authority, Refunding RB, Government, Series N, 5.25%, 7/01/17	2,375	2,506,385
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	15,000	16,894,050

		19,400,435
Transportation — 0.0%
Puerto Rico Highway & Transportation Authority, RB, Series G, 5.00%, 7/01/13 (b)	5	5,020
Utilities — 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	3,600	3,693,096
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	2,050	2,070,684

		5,763,780
Total Municipal Bonds in Puerto Rico		25,169,235
Total Municipal Bonds — 80.6%		426,294,549

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Pennsylvania — 30.9%
Education — 8.0%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A:
4.00%, 8/15/39	2,810	2,778,359
5.75%, 8/15/41	9,280	10,721,741
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Trustees of the University of Pennsylvania, Series C, 4.75%, 7/15/35	11,630	12,351,758
Pennsylvania State University, RB, 5.00%, 3/01/40	10,000	11,173,900
University of Pittsburgh Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	4,448	5,170,777

		42,196,535
Health — 11.6%
Berks County Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A-3, 5.50%, 11/01/31	10,000	11,632,900
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Pennsylvania (concluded)
Health (concluded)
Geisinger Authority, RB:
Series A, 5.13%, 6/01/34	$7,460	$8,127,819
Series A, 5.25%, 6/01/39	5,997	6,537,156
Series A-1, 5.13%, 6/01/41	12,570	13,855,534
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Series C, 5.00%, 7/01/41	9,380	10,266,129
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Jefferson Health System, Series B, 5.00%, 5/15/40	10,000	10,727,300

		61,146,838
Housing — 4.0%
Pennsylvania HFA, Refunding RB:
Series 96A, AMT, 4.70%, 10/01/37	6,140	6,257,704
Series 113, 4.85%, 10/01/37	8,100	8,592,237
Series 115A, AMT, 4.20%, 10/01/33	6,250	6,312,250

		21,162,191
State — 7.3%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 3/15/28	10,797	12,383,777
5.00%, 11/15/30	12,470	14,431,157
Pennsylvania Turnpike Commission, RB, Oil Tax, Senior, Series C of 2003 (NPFGC), 5.00%, 12/01/32	11,000	12,101,650

		38,916,584
Total Municipal Bonds Transferred to Tender Option Bond Trusts in Pennsylvania		163,422,148

Puerto Rico — 1.0%
State — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	4,750	5,088,105
Total Municipal Bonds Transferred to Tender Option Bond Trusts – 31.9%		168,510,253
Total Long-Term Investments (Cost — $551,632,361) — 112.5%		594,804,802

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (d)(e)	8,122,950	8,122,950
Total Short-Term Securities (Cost — $8,122,950) — 1.5%		8,122,950
Total Investments (Cost — $559,755,311) — 114.0%		602,927,752
Other Assets Less Liabilities — 1.3%		7,293,521
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.3)%		(81,138,120)

Net Assets — 100.0%		$529,083,153

Notes to Schedule of investments

(a)	Security is collateralized by municipal or US Treasury obligations.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	27

Schedule of Investments (concluded)	BlackRock Pennsylvania Municipal Bond Fund

(c)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2012	Net Activity	Shares Held at May 31, 2013	Income
BIF Pennsylvania Municipal Money Fund..	11,736,533	(3,613,583)	8,122,950	$13

(e)	Represents the current yield as of report date.

•	Financial futures contracts as of May 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(402)	10-Year US Treasury Note	Chicago Board of Trade	September 2013	$51,945,938	$743,851

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$594,804,802	—	$594,804,802
Short-Term Securities	$8,122,950	—	—	8,122,950

Total	$8,122,950	$594,804,802	—	$602,927,752

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$743,851	—	—	$743,851
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$533,000	—	—	$533,000
Liabilities:
TOB trust certificates	—	$(81,102,135)	—	(81,102,135)

Total	$533,000	$(81,102,135)	—	$(80,569,135)

There were no transfers between levels during the year ended May 31, 2013.

See Notes to Financial Statements.

28	ANNUAL REPORT	MAY 31, 2013

Schedule of Investments May 31, 2013	BlackRock Intermediate Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.2%
Alabama 21st Century Authority, Refunding RB, Tobacco Settlement, Series A, 5.00%, 6/01/21	$1,000	$1,189,850
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	750	883,523

		2,073,373
Arizona — 2.0%
Arizona Department of Transportation State Highway Fund Revenue, RB, Series B, 5.00%, 1/01/16 (a)	2,500	2,784,275
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/22	1,550	1,772,875
City of Tucson Arizona, Refunding, COP (AGC), 4.00%, 7/01/20	1,500	1,660,110
Pinal County Electrical District No. 3, Refunding RB, Electric System, 4.00%, 7/01/23	1,620	1,733,108
Phoenix Civic Improvement Corp., Refunding RB, Senior Lien, 5.50%, 7/01/18	1,000	1,210,900
Pima County IDA, Refunding RB, Tucson Electric Power Co., San Juan Project, Series A, 4.95%, 10/01/20	1,500	1,685,955
Salt Verde Financial Corp., RB, Senior, 5.25%, 12/01/19	2,000	2,321,960
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	500	546,040
University Medical Center Corp., Refunding RB, 5.00%, 7/01/21	2,740	3,190,593

		16,905,816
Arkansas — 0.9%
Benton County Public Facilities Board, RB, BCCSO Project, Series A, 5.00%, 6/01/22	785	836,676
City of Springdale Arkansas Sales & Use Tax Revenue, RB:
3.00%, 11/01/22	2,945	3,028,226
3.00%, 11/01/23	1,360	1,380,835
University of Arkansas, Refunding RB, UAMS Campus, 5.00%, 11/01/23	1,615	1,970,494

		7,216,231
California — 11.0%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (b)	200	199,848
Anaheim Public Financing Authority, RB, Senior, Public Improvements Project, Series A (AGM) 6.00%, 9/01/24	5,000	6,083,150
California County Tobacco Securitization Agency, RB, 5.25%, 6/01/21	4,665	4,717,108
California Health Facilities Financing Authority, Refunding RB, Series A:
City of Hope, 5.00%, 11/15/22	1,600	1,930,112
City of Hope, 5.00%, 11/15/23	1,000	1,180,160
Los Angeles Children’s Hospital, 5.00%, 11/15/22	1,500	1,711,890
Los Angeles Children’s Hospital, 5.00%, 11/15/23	1,000	1,123,600
California HFA, RB, Home Mortgage, AMT:
Series E, 4.70%, 8/01/24	1,200	1,204,740
Series I, 4.60%, 8/01/21	960	971,194
Series K, 4.55%, 8/01/21	465	469,841
California HFA, Refunding RB, Home Mortgage, Series M, AMT, 4.55%, 8/01/21	190	191,978
California Pollution Control Financing Authority, Refunding RB, AMT (NPFGC):
Series A, 4.75%, 12/01/23	4,105	4,419,771
Series C, 4.75%, 12/01/23	1,000	1,076,680
California State Public Works Board, Refunding RB, Series G, 5.00%, 11/01/22	1,000	1,188,710
Municipal Bonds	Par (000)	Value
California (concluded)
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.00%, 3/01/24	$3,655	$4,078,030
5.00%, 3/01/25	1,260	1,390,271
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.00%, 6/01/16	3,000	3,327,360
Imperial Irrigation District, Refunding RB, 4.00%, 7/1/21 (a)	2,735	3,199,266
Los Angeles Unified School District, GO, Refunding, Series A-1 (NPFGC), 4.50%, 7/01/25	6,735	7,331,451
Palomar Community College District, GO, CAB, Election of 2006, Series B, 3.53%, 8/01/23 (c)	3,950	2,772,426
San Francisco City & County Airports Commission, Refunding RB, Second Series A, AMT, 5.00%, 5/01/24	2,005	2,303,685
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
2.28%, 8/01/19	315	274,211
2.49%, 8/01/20	225	188,624
Southern California Public Power Authority, RB, Project No. 1, Series A, 5.25%, 11/01/19	2,445	2,813,095
State of California, GO, Refunding:
5.00%, 9/01/22	9,500	11,487,875
5.00%, 10/01/23	15,000	18,175,200
3.00%, 2/01/24	8,990	9,091,857

		92,902,133
Colorado — 1.2%
City & County of Denver Colorado, ARB, Series D, AMT (AMBAC), 7.75%, 11/15/13	885	914,116
Colorado Educational & Cultural Facilities Authority, RB, Charter Littleton Preparatory School Project, 5.00%, 12/01/22	200	213,722
Commerce City Colorado — Northern Infrastructure General Improvement District, GO, Refunding (AGM):
5.00%, 12/01/22	600	718,194
5.00%, 12/01/23	1,000	1,191,130
Denver Urban Renewal Authority, Tax Allocation Bonds, Refunding, Stapleton, Senior Series A-1, 5.00%, 12/01/23	5,000	5,784,000
Plaza Metropolitan District No. 1 Lakewood Colorado, Tax Allocation Bonds, Refunding, 4.00%, 12/01/23	1,000	1,002,360

		9,823,522
Connecticut — 0.3%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Connecticut College Issue, Series I, 2.63%, 7/01/23	210	206,243
Connecticut College Issue, Series I, 2.75%, 7/01/24	225	219,209
Connecticut College Issue, Series I, 3.00%, 7/01/25	225	222,111
Lawrence & Memorial Hospital, Series F, 4.00%, 7/01/25	600	633,066
Loomis Chaffee School (AGM), 5.00%, 7/01/22	515	593,434
Loomis Chaffee School (AGM), 5.00%, 7/01/24	225	255,269

		2,129,332
Florida — 4.9%
County of Broward Florida, ARB, Series Q-2, AMT, 5.00%, 10/01/22	1,605	1,894,269
County of Broward School Board, COP, Refunding, Series A (AGM) 5.00%, 7/01/24	7,000	8,022,490
County of Broward School Board, COP, Series C (AGM) 5.25%, 7/01/14 (a)	3,410	3,591,651

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	29

Schedule of Investments (continued)	BlackRock Intermediate Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Lee Florida, Refunding ARB, Series A, AMT, 5.50%, 10/01/23	$3,305	$3,853,498
County of Miami-Dade Florida, Refunding RB, Series A, 5.00%, 10/01/23	750	872,618
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B (AGM), 5.25%, 10/01/22	2,000	2,425,560
Orange County Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 4.00%, 6/01/22	500	507,365
Orlando Utilities Commission, Refunding RB, Series A:
5.00%, 10/01/20	2,000	2,436,240
5.00%, 10/01/22	4,000	4,909,920
State of Florida, RB, GO, Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, 5.00%, 7/01/23	5,800	7,050,596
Sterling Hill Community Development District, Special Assessment Bonds, Refunding, Series B, 5.50%, 11/01/10 (d)(e)	155	100,761
Tolomato Community Development District, Special Assessment Bonds (d)(e):
Series 1, 6.38%, 5/01/17	40	23,096
Series 2, 6.38%, 5/01/17	1,290	525,288
Series 3, 6.38%, 5/01/17	425	4
Tolomato Community Development District, Special Assessment Bonds, Refunding:
Convertible CAB, Series A-2, 6.72%, 5/01/39 (f)	150	114,303
Convertible CAB, Series A-3, 7.13%, 5/01/40 (f)	360	224,420
Convertible CAB, Series A-4, 7.61%, 5/01/40 (f)	190	88,084
Series A-1, 6.38%, 5/01/17	395	385,180
Village Community Development District No. 1, Special Assessment Bonds, 4.50%, 5/01/23	3,875	3,937,504

		40,962,847
Georgia — 0.3%
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 5.00%, 2/15/14	1,050	1,051,617
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM), 4.00%, 8/01/22	1,580	1,704,441

		2,756,058
Guam — 0.1%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	570	619,419
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	500	542,705

		1,162,124
Idaho — 0.7%
Ada & Canyon Counties Joint School District No. 2 Meridian, GO, 5.00%, 8/15/15 (a)	5,000	5,501,350
Illinois — 7.1%
City of Chicago Illinois O’Hare International Airport Revenue, Refunding RB, AMT:
General Senior Lien, Series A, 5.00%, 1/01/22	5,000	5,850,650
General Senior Lien, Series B, 5.00%, 1/01/22	7,500	8,775,975
General Third Lien, Series A-2 (AGM), 5.25%, 1/01/14	5,000	5,142,050
Illinois Finance Authority, Refunding RB, Primary Health Care Centers Program, 5.90%, 7/01/14	115	115,979
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (NPFGC), 5.70%, 6/15/23 (f)	3,000	2,775,870
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,500	5,374,980
6.25%, 6/01/24	3,000	3,325,890
Municipal Bonds	Par (000)	Value
Illinois (concluded)
State of Illinois, GO, Refunding:
5.00%, 8/01/21	$10,000	$11,336,100
(AGM), 5.00%, 8/01/20	15,400	17,605,280

		60,302,774
Indiana — 1.8%
City of Whiting Indiana, RB, BP Products North America, Inc., Remarketing, 5.25%, 1/01/21	3,200	3,870,752
Indiana Bond Bank, RB, Series A, 5.00%, 10/15/17	2,000	2,278,180
Indiana Finance Authority, Refunding RB:
Environmental Improvement, United Steel Corp. Project, 6.00%, 12/01/19	3,000	3,331,380
Marquette Project, 4.00%, 3/01/22	2,650	2,712,884
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series K, 5.00%, 6/01/24	3,000	3,403,980

		15,597,176
Iowa — 1.4%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	5,320	5,480,558
5.50%, 12/01/22	2,500	2,603,325
Iowa Higher Education Loan Authority, RB, Private College Facility Buena:
5.00%, 4/01/20	600	698,994
5.00%, 4/01/21	625	730,200
5.25%, 4/01/22	660	772,134
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, 5.00%, 9/01/20	1,000	1,148,820

		11,434,031
Kansas — 0.4%
Kansas Development Finance Authority, RB, Health Facilities, KU Health System, Series H:
5.00%, 3/01/23	750	836,407
5.00%, 3/01/24	650	716,833
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.00%, 11/15/23	500	572,620
Sisters of Leavenworth, Series A, 4.00%, 1/01/22	1,325	1,444,091

		3,569,951
Kentucky — 1.5%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 5.25%, 6/01/23	2,350	2,648,027
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	2,000	2,339,180
Lexington Fayette Urban County Government Public Facilities Corp., Refunding RB, Eastern State Hospital Project, Lease, Series A, 5.00%, 6/01/24	6,690	7,786,090

		12,773,297
Louisiana — 1.8%
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 5.63%, 5/01/21	855	934,498
Louisiana Stadium & Exposition District, Refunding RB, Senior Series A, 5.00%, 7/01/22	1,000	1,171,430
Louisiana State Citizens Property Insurance Corp., Refunding RB:
5.00%, 6/01/24	2,000	2,248,380
(AGM), 5.00%, 6/01/24	8,750	9,945,775
New Orleans Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	250	292,487

See Notes to Financial Statements.

30	ANNUAL REPORT	MAY 31, 2013

Schedule of Investments (continued)	BlackRock Intermediate Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Parish of Morehouse Louisiana, Refunding RB, International Paper Co. Project, Series A, 5.25%, 11/15/13	$1,000	$1,020,210

		15,612,780
Maine — 0.1%
City of Portland Maine, Refunding GARB:
5.00%, 7/01/21	315	365,813
5.00%, 7/01/23	175	202,454

		568,267
Maryland — 0.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	250	287,660
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,106,140

		1,393,800
Massachusetts — 0.9%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, Series L, 5.00%, 7/01/20	900	1,090,386
Massachusetts Port Authority, RB, Delta Air Lines, Inc. Project, Series A, AMT (AMBAC):
5.50%, 1/01/14	2,500	2,502,500
5.50%, 1/01/15	4,000	4,003,840

		7,596,726
Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Senior Lien, Series A, 5.00%, 7/01/23	2,000	2,253,240
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC), 5.00%, 10/15/23	5,000	5,775,850
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Henry Ford Health, 5.00%, 11/15/20	1,000	1,169,120
Hospital, Henry Ford Health, 5.25%, 11/15/24	2,600	2,937,116
McLaren Health Care, 5.25%, 5/15/16	1,000	1,128,160
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont, Series W, 6.25%, 8/01/23	2,000	2,072,300
Wayne County Airport Authority, Refunding ARB, Series A, AMT (AGM), 4.00%, 12/01/20	11,690	12,883,666

		28,219,452
Minnesota — 1.1%
State of Minnesota, Refunding RB, General Fund Appropriation, Series B, 5.00%, 3/01/24	7,500	9,025,125
Missouri — 0.7%
Missouri Development Finance Board, Refunding RB, Nelson Gallery Foundation, Series A, 5.00%, 12/01/23	1,000	1,199,610
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.00%, 2/01/24	3,000	3,215,850
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/23	1,115	1,312,210

		5,727,670
Montana — 0.1%
Montana Facility Finance Authority, Refunding RB, Series B, 5.00%, 1/01/24	1,125	1,272,116
Nebraska — 0.3%
Central Plains Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/22	2,450	2,814,928
Municipal Bonds	Par (000)	Value
Nevada — 0.7%
County of Clark Nevada, Special Assessment Bonds, Refunding, Special Improvement, District No.142, Mountain’s Edge:
4.00%, 8/01/22	$1,875	$1,863,675
4.00%, 8/01/23	1,215	1,200,055
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	1,700	1,865,189
Las Vegas Special Improvement District 607, Special Assessment Bonds, Refunding, Local Improvement:
5.00%, 6/01/23	450	487,175
5.00%, 6/01/24	325	350,691

		5,766,785
New Jersey — 9.4%
City of Newark New Jersey, GO, Refunding, Series A, 4.00%, 10/01/22	1,050	1,130,451
Essex County Improvement Authority, RB, Newark Project, Series A (AGM), 5.00%, 11/01/20	1,500	1,719,915
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 4.88%, 9/15/19	10,000	10,380,300
Patterson Charter School for Science and Technology, Inc. Project, Series A, 5.00%, 7/01/22	630	664,789
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/22	2,000	2,317,120
Cigarette Tax, 5.00%, 6/15/23	990	1,137,510
New Jersey American Water Co., Inc. Project, Series C, AMT, 5.10%, 6/01/23	2,000	2,221,320
School Facilities Construction, Series AA, 4.25%, 12/15/24	1,000	1,076,710
School Facilities Construction, Series K (AMBAC), 5.25%, 12/15/20	2,375	2,873,109
School Facilities Construction, Series NN, 5.00%, 3/01/23	8,000	9,580,640
New Jersey Educational Facilities Authority, Refunding RB:
New Jersey Institute of Technology, Series H, 4.00%, 7/01/25	2,260	2,406,199
University of Medicine & Dentistry, Series B, 6.50%, 12/01/20	2,000	2,408,120
New Jersey Health Care Facilities Financing Authority, Refunding RB:
CAB, St. Barnabas Health, Series B (NPFGC), 3.89%, 7/01/23 (c)	2,720	1,847,152
Holy Name Medical Center, 4.00%, 7/01/17	2,000	2,141,060
Holy Name Medical Center, 4.25%, 7/01/18	780	850,036
Meridian Health System Obligated Group Issue, 5.00%, 7/01/21	2,000	2,388,120
St. Barnabas Health, Series A, 4.50%, 7/01/22	2,450	2,723,175
St. Barnabas Health, Series A, 4.63%, 7/01/23	3,500	3,890,915
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1A:
4.50%, 12/01/20	1,980	2,209,898
4.75%, 12/01/21	595	660,212
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/22	8,000	9,529,440
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 3.96%, 12/15/24 (c)	3,850	2,451,949
Series A, 5.25%, 6/15/24	800	944,448
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.50%, 12/15/23	1,350	1,675,566
Newark Housing Authority, Refunding RB, Additional Newark Redevelopment Project (NPFGC), 5.25%, 1/01/24	1,430	1,641,511

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	31

Schedule of Investments (continued)	BlackRock Intermediate Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/23	$1,250	$1,470,363
State of New Jersey, GO, 5.00%, 6/01/23	5,000	6,183,150
State of New Jersey, GO, Refunding, Series O, 5.25%, 8/01/21	1,000	1,244,590

		79,767,768
New Mexico — 0.2%
New Mexico State University, Refunding RB, Improvement Bonds, Series B:
5.00%, 4/01/22	1,000	1,208,280
5.00%, 4/01/23	650	789,308

		1,997,588
New York — 16.1%
City of New York New York, GO:
Sub-Series A-1, 5.00%, 10/01/22	9,070	11,058,688
Sub-Series I-1, 5.13%, 4/01/25	845	984,738
City of New York New York, GO, Refunding:
Series B, 5.00%, 8/01/23	10,000	12,074,400
Series J, 5.00%, 8/01/23 (g)	5,000	6,106,750
Dutchess County Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGC):
5.00%, 7/01/21	535	622,093
5.00%, 7/01/22	510	585,521
5.25%, 7/01/25	895	1,016,219
Essex County Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	1,600	1,723,840
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/25	500	558,440
Series B (AGM), 5.00%, 11/15/23	1,865	2,222,558
Series H, 5.00%, 11/15/23	3,820	4,545,380
Sub-Series B-2, 5.00%, 11/15/22	5,000	6,001,950
Sub-Series B-2, 5.00%, 11/15/23	2,620	3,117,512
Sub-Series B-4, Remarketing, 5.00%, 11/15/24	3,035	3,598,933
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.25%, 11/15/25	1,500	1,781,520
Series D, 5.25%, 11/15/23	3,540	4,148,491
Series F, 5.00%, 11/15/22	4,575	5,434,780
Monroe County Industrial Development Corp., Refunding RB, Rochester General Hospital Project, Series B, 4.00%, 12/01/24	1,005	1,078,435
New York City Industrial Development Agency, Refunding RB, Terminal One Group Association Project, 5.50%, 1/01/21 (h)	1,500	1,648,245
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 7/01/22	1,750	1,867,023
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	865	1,014,593
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 4.00%, 11/01/18	175	196,462
Convent of the Sacred Heart (AGM), 5.00%, 11/01/19	555	655,388
Convent of the Sacred Heart (AGM), 5.00%, 11/01/20	405	481,075
Fordham University, Series A, 5.00%, 7/01/23	1,290	1,504,166
Mount Sinai Hospital, Series A (NPFGC), 5.15%, 7/01/24	500	568,705
New York State Association for Retarded Children, Inc., Series A, 5.30%, 7/01/23	550	623,777
New York University Hospitals Center, Series A, 5.00%, 7/01/22	1,725	1,990,029
New York University Hospitals Center, Series A, 5.13%, 7/01/23	1,665	1,905,809
Municipal Bonds	Par (000)	Value
New York (concluded)
New York State Dormitory Authority, RB (concluded):
University of Rochester, Series E, 4.00%, 7/01/24	$1,015	$1,078,884
New York State Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home, 3.00%, 7/01/20	965	985,487
Miriam Osborn Memorial Home, 3.13%, 7/01/21	1,950	1,971,586
Mount Sinai Hospital, Series A, 4.25%, 7/01/23	750	810,908
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	750	833,438
New York University Hospital Center, Series A, 5.00%, 7/01/16	1,140	1,287,014
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/22	1,000	1,130,820
Series B (AMBAC), 5.50%, 3/15/23	5,775	7,313,344
Yeshiva University, Series A, 4.00%, 11/01/25	1,750	1,868,072
New York State Environmental Facilities Corp., Refunding RB, Sub-Series A, 5.00%, 6/15/22	5,640	6,988,298
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24	1,000	1,022,330
Port Authority of New York & New Jersey, RB, Special Project JFK International Air Terminal LLC Project:
Series 6, AMT (NPFGC), 6.25%, 12/01/13	2,000	2,024,340
Series 8, 5.00%, 12/01/20	1,500	1,710,960
Port Authority of New York & New Jersey, Refunding RB, Consolidated, AMT:
152nd Series, 5.00%, 11/01/23	2,000	2,252,460
172nd Series, 4.00%, 10/01/21	9,730	10,879,794
Triborough Bridge & Tunnel Authority, Refunding RB, Sub-Series A, 5.00%, 11/15/23	3,000	3,593,040
United Nations Development Corp., Refunding RB, Series A, 4.25%, 7/01/24	1,200	1,291,464
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/23	5,685	6,463,845
5.00%, 11/01/24	2,730	3,059,675

		135,681,279
North Carolina — 0.4%
North Carolina Medical Care Commission, Refunding RB, Series A:
First Mortgage, Galloway Ridge Project, 4.13%, 1/01/17	200	202,890
First Mortgage, Galloway Ridge Project, 4.30%, 1/01/18	555	565,478
First Mortgage, Galloway Ridge Project, 4.50%, 1/01/19	520	533,665
First Mortgage, Galloway Ridge Project, 4.75%, 1/01/21	270	278,770
First Mortgage, Galloway Ridge Project, 5.00%, 1/01/22	290	302,366
Health Care Facilities, Vidant Health, 5.00%, 6/01/22	1,595	1,859,355

		3,742,524
Ohio — 1.2%
County of Hamilton Ohio, RB, Christ Hospital Project:
5.25%, 6/01/22	2,000	2,344,900
5.25%, 6/01/23	1,500	1,737,240
State of Ohio, Major New State Infrastructure Project, RB, Series 1:
5.00%, 12/15/22	2,840	3,451,111
5.00%, 12/15/23	2,500	2,997,100

		10,530,351

See Notes to Financial Statements.

32	ANNUAL REPORT	MAY 31, 2013

Schedule of Investments (continued)	BlackRock Intermediate Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Oklahoma — 0.8%
Canadian County Educational Facilities Authority, RB, Mustang Public Schools Project, 4.00%, 9/01/22	$2,810	$3,004,705
Oklahoma County Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.00%, 4/01/23	1,050	1,114,428
Tulsa County Industrial Authority, RB, Broken Arrow Public School, 4.00%, 9/01/22	2,300	2,488,347

		6,607,480
Oregon — 1.8%
City of Madras Oregon, GO, Refunding, 4.00%, 2/15/24	745	774,085
Clackamas County School District No. 7J Lake Oswego, GO, Refunding (AGM), 5.25%, 6/01/20	1,990	2,447,481
Oregon Department of Transportation, RB, Series A, 5.00%, 11/15/16 (a)	5,000	5,751,300
Oregon Health & Science University, Refunding RB, Series A, 5.00%, 7/01/22	4,000	4,802,720
Oregon State Facilities Authority, HRB, Southern Oregon University Project (AGM), 4.00%, 7/01/23	200	212,038
State of Oregon Housing & Community Services Department, RB, S/F Mortgage Program, Series B, AMT, 4.50%, 1/01/23	910	969,132

		14,956,756
Pennsylvania — 2.5%
City of Philadelphia Pennsylvania, GO, Refunding, Series A (AGC), 5.00%, 8/01/24	2,000	2,203,560
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/21	7,820	9,184,355
Montgomery County IDA, Refunding RB, ACTS Retirement Life Communities, Inc., 5.00%, 11/15/23	1,200	1,360,404
Pennsylvania HFA, RB, Series 103-C, 4.38%, 4/01/18	1,160	1,269,005
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 6/01/24	3,400	3,838,940
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 7/01/26	2,475	2,878,673

		20,734,937
Puerto Rico — 2.6%
Commonwealth of Puerto Rico, GO, Refunding, CAB, Public Improvement, 4.30%, 7/01/17 (c)	3,000	2,525,670
Government Development Bank for Puerto Rico, RB, Senior Series B, 5.00%, 12/01/17	1,500	1,556,520
Puerto Rico Electric Power Authority, Refunding RB, Series RR (NPFGC), 5.00%, 7/01/24	2,690	2,719,025
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	2,000	2,366,240
Puerto Rico Infrastructure Financing Authority, RB, Special Tax, Series B, 5.00%, 7/01/18	2,250	2,315,587
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series F (CIFG), 5.25%, 7/01/17	3,000	3,165,960
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, First Sub-Series A-1, 4.79%, 8/01/23 (c)	3,490	2,160,624
CAB, First Sub-Series A-1, 4.85%, 8/01/24 (c)	4,970	2,914,408
Sales Tax, Series C, 5.00%, 8/01/22	2,225	2,582,135

		22,306,169
Rhode Island — 0.4%
City of Providence Rhode Island, GO, Series A:
5.00%, 1/15/21	705	801,204
5.00%, 1/15/22	1,350	1,527,026
Rhode Island Housing & Mortgage Finance Corp., RB, Homeownership Opportunity, Series 57-B, AMT, 5.15%, 4/01/22	1,000	1,052,790

		3,381,020
Municipal Bonds	Par (000)	Value
South Carolina — 0.7%
County of Richland South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	$4,115	$4,172,528
South Carolina Jobs, EDA, Refunding RB, Palmetto Health Alliance, Series A (AGM):
5.25%, 8/01/22	220	255,178
5.25%, 8/01/23	200	229,446
5.50%, 8/01/24	600	691,974
5.50%, 8/01/25	305	349,582

		5,698,708
South Dakota — 0.8%
Educational Enhancement Funding Corp., Series B:
5.00%, 6/01/23	1,000	1,192,180
5.00%, 6/01/24	1,350	1,583,374
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 4.25%, 9/01/24	3,500	3,746,855

		6,522,409
Tennessee — 1.1%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health (AGM) 5.00%, 10/01/21	1,450	1,660,612
Johnson City Health & Educational Facilities Board, Refunding RB, Appalachian Christian Village, 4.00%, 2/15/23	400	398,028
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Sub-Series B (AGM), 4.00%, 11/01/25	1,500	1,608,105
Memphis-Shelby County Airport Authority, Refunding RB, Series B, AMT, 5.75%, 7/01/23	3,170	3,773,790
Memphis-Shelby County Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/25	890	994,317
5.25%, 11/01/27	750	828,150

		9,263,002
Texas — 8.7%
Alliance Airport Authority, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	3,730	3,969,279
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, Series A, 5.00%, 1/01/23	500	578,230
Sub-Lien, 5.00%, 1/01/23	500	555,010
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A, 5.00%, 9/01/24	3,755	4,414,904
City of Corpus Christi Texas Utility System Revenue, RB, Junior Lien, 5.00%, 7/15/23	1,580	1,875,855
City of Houston Texas, Refunding RB, Convention Center & Entertainment Facilities, Series A, 5.00%, 9/01/23	1,790	1,999,895
City of Houston Texas Airport System Revenue, Refunding ARB, Sub-Lien, AMT:
Series A, 5.00%, 7/1/23	3,500	4,038,475
Series B, 5.00%, 7/1/23	5,000	5,764,150
City of San Antonio Texas, RB, San Antonio Airport, AMT (AGM), 5.25%, 7/01/19	3,055	3,475,796
City of San Antonio Texas, Refunding RB, San Antonio Airport, AMT:
5.00%, 7/01/22	1,855	2,160,110
5.00%, 7/01/23	1,000	1,144,300
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 3.75%, 8/15/22	1,500	1,556,775
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series 2001-A-1, AMT, 6.15%, 1/01/16	2,145	2,148,732

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	33

Schedule of Investments (continued)	BlackRock Intermediate Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Dallas-Fort Worth International Airport, Refunding ARB, Airport Improvements, Series C, 5.00%, 11/01/22	$1,770	$2,088,954
Harris County Cultural Education Facilities Finance Corp., Refunding RB, First Mortgage, Brazos Presbyterian Homes, Inc., Project, 4.00%, 1/01/23	1,325	1,319,846
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/22	2,250	2,476,958
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 5/15/23	5,015	5,927,329
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22	2,570	2,685,110
Sam Rayburn Municipal Power Agency, Refunding RB, 5.00%, 10/01/21	1,325	1,552,092
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, 5.00%, 8/15/22	1,000	1,191,960
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/22	9,000	10,169,100
5.00%, 12/15/23	7,000	7,787,920
Texas State Turnpike Authority, RB, CAB, First Tier, Series A (AMBAC), 3.76%, 8/15/24 (c)	6,600	4,353,162

		73,233,942
Utah — 0.4%
Utah County, Refunding RB, US Steel Corp. Project, 5.38%, 11/01/15	3,000	3,118,560
Vermont — 0.1%
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Middlebury College Project, Series B, 5.00%, 11/01/23	1,000	1,216,370
Virginia — 2.1%
Dullles Town Center Community Development Authority, Refunding Special Assessment Bonds, Dulles Town Center Project, 4.00%, 3/01/23	1,000	971,600
Fredericksburg EDA, Refunding RB, MediCorp Health System Obligation, 5.00%, 6/15/17	1,550	1,748,013
Hanover County EDA, Refunding RB, Covenant Woods, Series A, 4.00%, 7/01/22	1,320	1,294,339
Henrico County EDA, Refunding RB, United Methodist Homes:
3.38%, 6/01/20	1,000	1,003,720
5.00%, 6/01/22	625	689,231
5.00%, 6/01/23	420	456,112
Shops at White Oak Village Community Development Authority, Special Assessment Bonds, 5.30%, 3/01/17	1,720	1,830,940
Virginia College Building Authority, Refunding RB, Series A, 5.00%, 9/01/21	7,665	9,344,708

		17,338,663
West Virginia — 0.7%
West Virginia Hospital Finance Authority, Refunding RB, Area Medical Center, Inc., Charleston, Series A:
5.13%, 9/01/23	1,000	1,104,630
5.50%, 9/01/25	2,000	2,064,960
West Virginia University, RB, West Virginia University Projects, Series B, 5.00%, 10/01/22	2,500	2,985,600

		6,155,190
Wisconsin — 2.1%
Public Finance Authority, Transportation Infrastructure Properties LLC, Refunding ARB, Senior Series B, AMT, 5.00%, 7/01/22	7,000	7,645,540
Municipal Bonds	Par (000)	Value
Wisconsin (concluded)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Aurora Health Care, Series A, 3.50%, 7/15/24	$10,000	$10,072,400

		17,717,940
Total Municipal Bonds — 95.1%		803,078,320

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Florida — 1.5%
State of Florida, GO, Refunding, Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, Series B, 5.00%, 7/01/22	10,285	12,625,425
New York — 5.2%
City of New York New York, GO:
Sub-Series B-1, 5.25%, 9/01/22	1,000	1,186,140
Sub-Series I-1, 5.50%, 4/01/21	2,009	2,427,535
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/24	5,010	5,849,626
New York State Urban Development Corp., Refunding RB, Service Contract, Series B, 5.00%, 1/01/21	1,469	1,703,675
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/21	12,170	14,619,212
Suffolk County Water Authority, Refunding RB, 3.00%, 6/01/25	1,996	2,022,273
Triborough Bridge & Tunnel Authority, Refunding RB, MTA Bridges and Tunnels, Series B, 5.00%, 11/15/22	13,000	15,961,400

		43,769,861
Texas — 1.1%
City of Houston Texas, GO, Refunding, Series A, 5.00%, 3/01/22	7,500	9,143,250
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 7.8%		65,538,536
Total Long-Term Investments (Cost — $838,660,763) — 102.9%		868,616,856

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	9,744,786	9,744,786
Total Short-Term Securities (Cost — $9,744,786) — 1.1%		9,744,786
Total Investments (Cost — $848,405,549) — 104.0%		878,361,642
Other Assets Less Liabilities — 0.2%		1,127,194
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.2)%		(35,191,497)

Net Assets — 100.0%		$844,297,339

See Notes to Financial Statements.

34	ANNUAL REPORT	MAY 31, 2013

Schedule of Investments (continued)	BlackRock Intermediate Municipal Fund

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Non-income producing security.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Merrill Lynch, Pierce, Fenner & Smith	$6,106,750	$(82,250)

(h)	Variable rate security. Rate shown is as of report date.

(i)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2012	Net Activity	Shares Held at May 31, 2013	Income
FFI Institutional Tax-Exempt Fund	7,253,338	2,491,448	9,744,786	$3,894

(k)	Represents the current yield as of report date.

•	Financial futures contracts as of May 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(386)	10-Year US Treasury Note	Chicago Board of Trade	September 2013	$49,878,438	$401,227

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$868,616,856	—	$868,616,856
Short-Term Securities	$9,744,786	—	—	9,744,786

Total	$9,744,786	$868,616,856	—	$878,361,642

[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	35

Schedule of Investments (concluded)	BlackRock Intermediate Municipal Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$401,227	—	—	$401,227
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
Certainof the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$509,000	—	—	$509,000
Liabilities:
TOB trust certificates	—	$(35,178,763)	—	(35,178,763)

Total	$509,000	$(35,178,763)	—	$(34,669,763)

There were no transfers between levels during the year ended May 31, 2013.

See Notes to Financial Statements.

36	ANNUAL REPORT	MAY 31, 2013

Statements of Assets and Liabilities

May 31, 2013	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Assets
Investments at value — unaffiliated[1]	$852,571,722	$266,264,695	$594,804,802	$868,616,856
Investments at value — affiliated[2]	1,311,039	8,686,142	8,122,950	9,744,786
Cash pledged for financial futures contracts	578,000	46,000	533,000	509,000
Interest receivable	8,071,188	3,991,514	8,486,503	10,785,490
Capital shares sold receivable	1,309,966	405,841	537,546	4,240,340
Variation margin receivable	99,611	8,500	106,783	102,533
Investments sold receivable	—	—	—	125,000
TOB trust receivable	7,195,000	—	—	—
Prepaid expenses	34,963	12,578	15,544	2,890

Total assets	871,171,489	279,415,270	612,607,128	894,126,895

Accrued Liabilities
Investments purchased payable	10,293,669	732,582	—	6,189,000
Capital shares redeemed payable	1,870,437	237,308	491,955	6,816,288
Income dividends payable	1,229,961	510,224	1,378,314	897,430
Investment advisory fees payable	357,516	119,916	248,848	361,603
Service and distribution fees payable	143,412	49,497	48,393	168,510
Interest expense and fees payable	26,564	5,937	35,985	12,734
Other affiliates payable	2,989	1,275	2,688	2,788
Officer’s and Trustees’ fees payable	963	551	618	1,070
Other accrued expenses payable	164,247	123,197	215,039	201,370

Total accrued liabilities	14,089,758	1,780,487	2,421,840	14,650,793

Other Liabilities
TOB trust certificates	101,939,550	7,610,000	81,102,135	35,178,763

Total liabilities	116,029,308	9,390,487	83,523,975	49,829,556

Net Assets	$755,142,181	$270,024,783	$529,083,153	$844,297,339

Net Assets Consist of
Paid-in capital	$707,749,681	$251,416,871	$506,642,606	$809,481,692
Undistributed net investment income	579,231	785,247	1,001,787	253,435
Accumulated net realized gain (loss)	4,311,284	(2,249,729)	(22,477,532)	4,204,892
Net unrealized appreciation/depreciation	42,501,985	20,072,394	43,916,292	30,357,320

Net Assets	$755,142,181	$270,024,783	$529,083,153	$844,297,339

[1] Investments at cost — unaffiliated	$810,449,203	$246,225,535	$551,632,361	$838,660,763
[2] Investments at cost — affiliated	$1,311,039	$8,686,142	$8,122,950	$9,744,786

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	37

Statements of Assets and Liabilities (concluded)

May 31, 2013	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Net Asset Value
Institutional:
Net assets	$293,149,872	$120,851,255	$397,617,624	$425,281,480

Shares outstanding, unlimited number of shares authorized, $0.10 par value	23,377,940	10,773,708	34,459,510	37,265,875

Net asset value per share	$12.54	$11.22	$11.54	$11.41

Service:
Net assets	—	$19,387,901	$7,973,271	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	—	1,728,534	690,789	—

Net asset value per share	—	$11.22	$11.54	—

Investor A:
Net assets	$166,056,415	$53,521,303	$61,553,287	$238,482,177

Shares outstanding, unlimited number of shares authorized, $0.10 par value	13,253,315	4,766,886	5,329,382	20,908,525

Net asset value per share	$12.53	$11.23	$11.55	$11.41

Investor A1:
Net assets	$177,677,291	$34,940,585	$21,168,516	$44,120,895

Shares outstanding, unlimited number of shares authorized, $0.10 par value	14,168,717	3,111,137	1,832,390	3,867,464

Net asset value per share	$12.54	$11.23	$11.55	$11.41

Investor B:
Net assets	$3,569,584	$197,601	$122,771	$813,771

Shares outstanding, unlimited number of shares authorized, $0.10 par value	284,481	17,618	10,644	71,299

Net asset value per share	$12.55	$11.22	$11.53	$11.41

Investor B1:
Net assets	—	$916,694	$528,471	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	—	81,704	45,807	—

Net asset value per share	—	$11.22	$11.54	—

Investor C:
Net assets	$92,634,658	$30,139,014	$32,733,099	$135,599,016

Shares outstanding, unlimited number of shares authorized, $0.10 par value	7,386,561	2,687,674	2,834,511	11,884,463

Net asset value per share	$12.54	$11.21	$11.55	$11.41

Investor C1:
Net assets	$22,054,361	$10,070,430	$7,386,114	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	1,758,494	897,823	640,113	—

Net asset value per share	$12.54	$11.22	$11.54	—

See Notes to Financial Statements.

38	ANNUAL REPORT	MAY 31, 2013

Statements of Operations

Year Ended May 31, 2013	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investment Income
Interest	$30,820,848	$11,786,004	$26,111,607	$26,113,155
Income — affiliated	376	5	13	3,894

Total income	30,821,224	11,786,009	26,111,620	26,117,049

Expenses
Investment advisory	3,911,552	1,430,012	2,878,688	3,892,775
Service — Service	—	43,235	15,818	—
Service — Investor A	384,705	112,108	132,873	489,347
Service — Investor A1	183,625	36,370	22,367	45,965
Service and distribution — Investor B	26,678	2,207	1,365	3,554
Service and distribution — Investor B1	—	7,511	5,446	—
Service and distribution — Investor C	813,765	271,265	295,849	1,134,404
Service and distribution — Investor C1	140,934	64,844	46,776	—
Transfer agent — Institutional	112,701	196,372	773,663	156,207
Transfer agent — Service	—	19,186	8,086	—
Transfer agent — Investor A	42,852	22,585	45,923	105,670
Transfer agent — Investor A1	62,535	17,151	13,648	19,696
Transfer agent — Investor B	3,392	487	187	1,362
Transfer agent — Investor B1	—	1,538	1,268	—
Transfer agent — Investor C	32,362	13,196	20,092	54,464
Transfer agent — Investor C1	8,123	5,161	3,688	—
Accounting services	172,447	74,594	137,442	185,770
Professional	139,202	94,307	82,259	116,221
Registration	66,677	30,955	28,542	148,244
Custodian	46,553	17,924	30,096	38,630
Printing	34,813	13,403	30,493	37,758
Officer and Trustees	26,875	19,657	21,718	25,934
Miscellaneous	18,183	16,006	16,749	19,276

Total expenses excluding interest expense and fees	6,227,974	2,510,074	4,613,036	6,475,277
Interest expense and fees[1]	524,568	44,507	571,223	200,367

Total expenses	6,752,542	2,554,581	5,184,259	6,675,644
Less fees waived by Manager	(55,007)	(86,393)	(10,494)	(365,920)
Less transfer agent fees waived and/or reimbursed — class specific	—	(77,181)	(433,929)	—

Total expenses after fees waived and reimbursed	6,697,535	2,391,007	4,739,836	6,309,724

Net investment income	24,123,689	9,395,002	21,371,784	19,807,325

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,662,346	1,080,067	1,991,362	6,384,400
Financial futures contracts	(163,096)	53,448	(770,418)	(91,077)

	7,499,250	1,133,515	1,220,944	6,293,323

Net change in unrealized appreciation/depreciation on:
Investments	(7,529,911)	(2,221,788)	(5,366,245)	(4,624,638)
Financial futures contracts	614,221	74,316	1,013,819	459,916

	(6,915,690)	(2,147,472)	(4,352,426)	(4,164,722)

Total realized and unrealized gain (loss)	583,560	(1,013,957)	(3,131,482)	2,128,601

Net Increase in Net Assets Resulting from Operations	$24,707,249	$8,381,045	$18,240,302	$21,935,926

[1] Related to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	39

Statements of Changes in Net Assets

	BlackRock California Municipal Bond Fund		BlackRock New Jersey Municipal Bond Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$24,123,689	$18,856,126	$9,395,002	$9,235,572
Net realized gain (loss)	7,499,250	7,295,797	1,133,515	(1,559,028)
Net change in unrealized appreciation/depreciation	(6,915,690)	40,560,701	(2,147,472)	25,029,951

Net increase in net assets resulting from operations	24,707,249	66,712,624	8,381,045	32,706,495

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(9,724,092)	(4,879,747)	(4,710,228)	(4,921,501)
Service	—	—	(651,499)	(527,987)
Investor A	(5,115,970)	(3,379,408)	(1,685,598)	(1,325,246)
Investor A1	(6,400,877)	(7,805,285)	(1,425,294)	(1,459,741)
Investor B	(164,586)	(371,660)	(6,641)	(8,912)
Investor B1	—	—	(52,765)	(111,668)
Investor C	(2,086,192)	(1,496,358)	(813,833)	(630,336)
Investor C1	(701,810)	(948,319)	(368,528)	(437,575)
Net realized gain:
Institutional	(349,878)	—	—	—
Investor A	(185,024)	—	—	—
Investor A1	(220,540)	—	—	—
Investor B	(5,977)	—	—	—
Investor C	(102,472)	—	—	—
Investor C1	(28,140)	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(25,085,558)	(18,880,777)	(9,714,386)	(9,422,966)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	185,351,361	141,955,600	26,865,314	(994,137)

Net Assets
Total increase in net assets	184,973,052	189,787,447	25,531,973	22,289,392
Beginning of year	570,169,129	380,381,682	244,492,810	222,203,418

End of year	$755,142,181	$570,169,129	$270,024,783	$244,492,810

Undistributed net investment income	$579,231	$649,932	$785,247	$1,104,631

[1] Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

40	ANNUAL REPORT	MAY 31, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock Pennsylvania Municipal Bond Fund		BlackRock Intermediate Municipal Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$21,371,784	$21,839,964	$19,807,325	$13,766,359
Net realized gain (loss)	1,220,944	(2,023,683)	6,293,323	887,281
Net change in unrealized appreciation/depreciation	(4,352,426)	44,285,299	(4,164,722)	29,607,001

Net increase in net assets resulting from operations	18,240,302	64,101,580	21,935,926	44,260,641

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(16,854,849)	(17,835,422)	(10,684,105)	(7,229,410)
Service	(251,301)	(124,667)	—	—
Investor A	(2,115,366)	(1,629,435)	(5,434,027)	(3,321,119)
Investor A1	(928,462)	(992,219)	(1,366,034)	(1,577,404)
Investor B	(4,429)	(7,190)	(32,487)	(62,904)
Investor B1	(40,954)	(108,215)	—	—
Investor C	(948,357)	(678,277)	(2,308,082)	(1,431,034)
Investor C1	(282,626)	(317,009)	—	—
Net realized gain:
Institutional	—	—	(1,557,308)	—
Investor A	—	—	(912,083)	—
Investor A1	—	—	(197,799)	—
Investor B	—	—	(4,426)	—
Investor C	—	—	(516,995)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(21,426,344)	(21,692,434)	(23,013,346)	(13,621,871)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	25,700,127	(8,795,629)	319,161,959	179,762,522

Net Assets
Total increase in net assets	22,514,085	33,613,517	318,084,539	210,401,292
Beginning of year	506,569,068	472,955,551	526,212,800	315,811,508

End of year	$529,083,153	$506,569,068	$844,297,339	$526,212,800

Undistributed net investment income	$1,001,787	$1,128,035	$253,435	$304,057

[1] Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	41

Statement of Cash Flows

Year Ended May 31, 2013	BlackRock Pennsylvania Municipal Bond Fund

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$18,240,302
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(564,911)
Increase in cash pledged for financial futures contracts	(137,000)
Increase in prepaid expenses	(9,612)
Increase in variation margin receivable	(106,783)
Increase in investment advisory fees payable	45,122
Increase in interest expense and fees payable	4,396
Increase in other affiliates payable	1,482
Increase in other accrued expenses payable	10,722
Decrease in variation margin payable	(88,683)
Decrease in Officer’s and Trustees’ fees payable	(4,916)
Increase in service and distribution fees payable	11,946
Net realized and unrealized loss on investments	3,374,883
Amortization of premium and accretion of discount on investments	1,358,629
Proceeds from sales of long-term investments	58,558,331
Purchases of long-term investments	(95,619,074)
Net proceeds from sales of short-term securities	3,613,583

Cash used for operating activities	(11,311,583)

Cash Provided by Financing Activities
Cash proceeds from shares sold	89,445,381
Cash payments on shares redeemed	(68,831,778)
Cash receipts from TOB trust certificates	10,760,000
Cash payments for TOB trust certificates	(3,880,000)
Cash dividends paid to shareholders	(16,182,020)

Cash provided by financing activities	11,311,583

Cash
Net increase (decrease) in cash	—
Cash at beginning of year	—

Cash at end of year	—

Cash Flow Information
Cash paid during the year for interest and fees	$566,827

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Shareholders	$5,398,597

See Notes to Financial Statements.

42	ANNUAL REPORT	MAY 31, 2013

Financial Highlights	BlackRock California Municipal Bond Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.48	$11.20	$11.54	$11.02	$11.22	$12.47	$11.19	$11.53	$11.01	$11.21

Net investment income[1]	0.45	0.53	0.55	0.53	0.47	0.42	0.49	0.53	0.50	0.45
Net realized and unrealized gain (loss)	0.09	1.28	(0.34)	0.52	(0.20)	0.09	1.29	(0.35)	0.53	(0.21)

Net increase from investment operations	0.54	1.81	0.21	1.05	0.27	0.51	1.78	0.18	1.03	0.24

Dividends and distributions from:[2]
Net investment income	(0.46)	(0.53)	(0.55)	(0.53)	(0.47)	(0.43)	(0.50)	(0.52)	(0.51)	(0.44)
Net realized gain	(0.02)	—	—	—	(0.00)[3]	(0.02)	—	—	—	(0.00)[3]

Total dividends and distributions	(0.48)	(0.53)	(0.55)	(0.53)	(0.47)	(0.45)	(0.50)	(0.52)	(0.51)	(0.44)

Net asset value, end of year	$12.54	$12.48	$11.20	$11.54	$11.02	$12.53	$12.47	$11.19	$11.53	$11.01

Total Investment Return[4]
Based on net asset value	4.26%	16.55%	1.89%	9.72%	2.63%	4.02%	16.29%	1.65%	9.47%	2.40%

Ratios to Average Net Assets
Total expenses	0.73%	0.78%	0.83%	0.79%	0.82%	0.96%	1.01%	1.07%	1.02%	1.05%

Total expenses after fees waived	0.72%	0.78%	0.83%	0.78%	0.81%	0.96%	1.01%	1.07%	1.02%	1.04%

Total expenses after fees waived and excluding interest expense and fees[5]	0.65%	0.68%	0.70%	0.73%	0.74%	0.88%	0.91%	0.94%	0.97%	0.97%

Net investment income	3.54%	4.44%	4.90%	4.67%	4.36%	3.32%	4.19%	4.66%	4.43%	4.17%

Supplemental Data
Net assets, end of year (000)	$293,150	$174,726	$87,977	$59,097	$39,135	$166,056	$117,051	$56,575	$48,331	$25,874

Portfolio turnover	51%	42%	41%	53%	54%	51%	42%	41%	53%	54%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.01) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	43

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor A1					Investor B
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.48	$11.20	$11.54	$11.02	$11.22	$12.49	$11.21	$11.55	$11.03	$11.23

Net investment income[1]	0.44	0.52	0.54	0.52	0.46	0.39	0.45	0.50	0.47	0.42
Net realized and unrealized gain (loss)	0.09	1.28	(0.34)	0.52	(0.20)	0.08	1.30	(0.35)	0.53	(0.20)

Net increase from investment operations	0.53	1.80	0.20	1.04	0.26	0.47	1.75	0.15	1.00	0.22

Dividends and distributions from:[2]
Net investment income	(0.45)	(0.52)	(0.54)	(0.52)	(0.46)	(0.39)	(0.47)	(0.49)	(0.48)	(0.42)
Net realized gain	(0.02)	—	—	—	(0.00)[3]	(0.02)	—	—	—	(0.00)[3]

Total dividends and distributions	(0.47)	(0.52)	(0.54)	(0.52)	(0.46)	(0.41)	(0.47)	(0.49)	(0.48)	(0.42)

Net asset value, end of year	$12.54	$12.48	$11.20	$11.54	$11.02	$12.55	$12.49	$11.21	$11.55	$11.03

Total Investment Return[4]
Based on net asset value	4.17%	16.45%	1.82%	9.63%	2.56%	3.73%	15.94%	1.39%	9.17%	2.13%

Ratios to Average Net Assets
Total expenses	0.82%	0.87%	0.91%	0.87%	0.89%	1.25%	1.31%	1.34%	1.29%	1.31%

Total expenses after fees waived	0.81%	0.86%	0.91%	0.86%	0.88%	1.24%	1.30%	1.33%	1.28%	1.30%

Total expenses after fees waived and excluding interest expense and fees[5]	0.74%	0.77%	0.78%	0.81%	0.81%	1.17%	1.21%	1.20%	1.23%	1.23%

Net investment income	3.48%	4.42%	4.81%	4.57%	4.30%	3.07%	3.83%	4.37%	4.14%	3.86%

Supplemental Data
Net assets, end of year (000)	$177,677	$183,008	$169,576	$187,784	$190,693	$3,570	$7,382	$11,626	$19,989	$24,705

Portfolio turnover	51%	42%	41%	53%	54%	51%	42%	41%	53%	54%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.01) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

44	ANNUAL REPORT	MAY 31, 2013

Financial Highlights (concluded)	BlackRock California Municipal Bond Fund

	Investor C					Investor C1
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.48	$11.20	$11.54	$11.02	$11.22	$12.48	$11.20	$11.54	$11.02	$11.22

Net investment income[1]	0.32	0.41	0.44	0.42	0.36	0.38	0.46	0.49	0.46	0.41
Net realized and unrealized gain (loss)	0.09	1.29	(0.34)	0.52	(0.20)	0.09	1.28	(0.35)	0.53	(0.20)

Net increase from investment operations	0.41	1.70	0.10	0.94	0.16	0.47	1.74	0.14	0.99	0.21

Dividends and distributions from:[2]
Net investment income	(0.33)	(0.42)	(0.44)	(0.42)	(0.36)	(0.39)	(0.46)	(0.48)	(0.47)	(0.41)
Net realized gain	(0.02)	—	—	—	(0.00)[3]	(0.02)	—	—	—	(0.00)[3]

Total dividends and distributions	(0.35)	(0.42)	(0.44)	(0.42)	(0.36)	(0.41)	(0.46)	(0.48)	(0.47)	(0.41)

Net asset value, end of year	$12.54	$12.48	$11.20	$11.54	$11.02	$12.54	$12.48	$11.20	$11.54	$11.02

Total Investment Return[4]
Based on net asset value	3.23%	15.42%	0.91%	8.65%	1.64%	3.65%	15.87%	1.31%	9.09%	2.04%

Ratios to Average Net Assets
Total expenses	1.73%	1.76%	1.81%	1.77%	1.80%	1.32%	1.37%	1.41%	1.37%	1.40%

Total expenses after fees waived	1.72%	1.76%	1.81%	1.77%	1.79%	1.31%	1.37%	1.40%	1.36%	1.38%

Total expenses after fees waived and excluding interest expense and fees[5]	1.64%	1.66%	1.68%	1.72%	1.72%	1.24%	1.27%	1.28%	1.31%	1.32%

Net investment income	2.56%	3.45%	3.91%	3.68%	3.41%	2.98%	3.93%	4.29%	4.07%	3.79%

Supplemental Data
Net assets, end of year (000)	$92,635	$63,515	$30,434	$29,583	$13,588	$22,054	$24,486	$24,195	$28,506	$30,007

Portfolio turnover	51%	42%	41%	53%	54%	51%	42%	41%	53%	54%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.01) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	45

Financial Highlights	BlackRock New Jersey Municipal Bond Fund

	Institutional							Service
	Year Ended May 31,							Year Ended May 31,
	2013	2012		2011	2010		2009	2013	2012		2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$11.26	$10.18		$10.45	$9.85		$10.30	$11.26	$10.17		$10.45	$9.85		$10.30

Net investment income[1]	0.43	0.45		0.48	0.47		0.46	0.41	0.43		0.46	0.46		0.45
Net realized and unrealized gain (loss)	(0.02)	1.09		(0.27)	0.58		(0.45)	(0.01)	1.10		(0.28)	0.58		(0.46)

Net increase from investment operations	0.41	1.54		0.21	1.05		0.01	0.40	1.53		0.18	1.04		(0.01)

Dividends from net investment income[2]	(0.45)	(0.46)		(0.48)	(0.45)		(0.46)	(0.44)	(0.44)		(0.46)	(0.44)		(0.44)

Net asset value, end of year	$11.22	$11.26		$10.18	$10.45		$9.85	$11.22	$11.26		$10.17	$10.45		$9.85

Total Investment Return[3]
Based on net asset value	3.56%	15.41%		2.10%	10.91%		0.27%	3.47%	15.31%		1.76%	10.80%		0.10%

Ratios to Average Net Assets
Total expenses	0.83%	0.82%		0.83%	0.82%		0.71%	1.03%	1.02%		1.01%	1.03%		1.03%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79%	0.68%		0.62%	0.77%		0.70%	0.89%	0.88%		0.86%	0.87%		0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.78% [4]	0.68%	[4]	0.62%	0.77%	[4]	0.69% [4]	0.87% [4]	0.87%	[4]	0.86%	0.87%	[4]	0.85% [4]

Net investment income	3.74%	4.19%		4.72%	4.57%		4.78%	3.64%	4.00%		4.50%	4.47%		4.62%

Supplemental Data
Net assets, end of year (000)	$120,851	$119,558		$114,377	$158,244		$156,814	$19,388	$14,375		$12,804	$10,521		$10,178

Portfolio turnover	8%	18%		14%	18%		17%	8%	18%		14%	18%		17%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

46	ANNUAL REPORT	MAY 31, 2013

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A							Investor A1
	Year Ended May 31,							Year Ended May 31,
	2013	2012		2011	2010		2009	2013	2012		2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$11.27	$10.19		$10.46	$9.86		$10.31	$11.27	$10.19		$10.46	$9.86		$10.31

Net investment income[1]	0.41	0.43		0.46	0.46		0.45	0.43	0.44		0.48	0.47		0.46
Net realized and unrealized gain (loss)	(0.01)	1.09		(0.27)	0.58		(0.46)	(0.02)	1.09		(0.28)	0.59		(0.45)

Net increase (decrease) from investment operations	0.40	1.52		0.19	1.04		(0.01)	0.41	1.53		0.20	1.06		0.01

Dividends from net investment income[2]	(0.44)	(0.44)		(0.46)	(0.44)		(0.44)	(0.45)	(0.45)		(0.47)	(0.46)		(0.46)

Net asset value, end of year	$11.23	$11.27		$10.19	$10.46		$9.86	$11.23	$11.27		$10.19	$10.46		$9.86

Total Investment Return[3]
Based on net asset value	3.47%	15.18%		1.86%	10.79%		0.11%	3.62%	15.35%		2.02%	10.96%		0.26%

Ratios to Average Net Assets
Total expenses	0.97%	0.95%		0.96%	0.97%		1.01%	0.82%	0.82%		0.81%	0.83%		0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89%	0.88%		0.87%	0.87%		0.87%	0.74%	0.73%		0.71%	0.72%		0.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.87% [4]	0.87%	[4]	0.87%	0.87%	[4]	0.85% [4]	0.72% [4]	0.72%	[4]	0.71%	0.72%	[4]	0.70% [4]

Net investment income	3.64%	3.98%		4.48%	4.46%		4.62%	3.80%	4.14%		4.64%	4.62%		4.77%

Supplemental Data
Net assets, end of year (000)	$53,521	$37,824		$27,441	$27,210		$21,227	$34,941	$36,387		$33,063	$36,704		$36,008

Portfolio turnover	8%	18%		14%	18%		17%	8%	18%		14%	18%		17%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	47

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor B							Investor B1
	Year Ended May 31,							Year Ended May 31,
	2013	2012		2011	2010		2009	2013	2012		2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$11.26	$10.17		$10.45	$9.85		$10.30	$11.26	$10.18		$10.45	$9.85		$10.30

Net investment income[1]	0.33	0.34		0.38	0.38		0.37	0.39	0.40		0.44	0.43		0.42
Net realized and unrealized gain (loss)	(0.02)	1.10		(0.28)	0.59		(0.45)	(0.02)	1.09		(0.28)	0.59		(0.45)

Net increase (decrease) from investment operations	0.31	1.44		0.10	0.97		(0.08)	0.37	1.49		0.16	1.02		(0.03)

Dividends from net investment income[2]	(0.35)	(0.35)		(0.38)	(0.37)		(0.37)	(0.41)	(0.41)		(0.43)	(0.42)		(0.42)

Net asset value, end of year	$11.22	$11.26		$10.17	$10.45		$9.85	$11.22	$11.26		$10.18	$10.45		$9.85

Total Investment Return[3]
Based on net asset value	2.69%	14.44%		0.99%	9.96%		(0.64)%	3.20%	14.90%		1.61%	10.52%		(0.14)%

Ratios to Average Net Assets
Total expenses	1.89%	1.98%		1.79%	1.76%		1.77%	1.27%	1.26%		1.24%	1.25%		1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.65%	1.64%		1.60%	1.64%		1.62%	1.15%	1.14%		1.10%	1.13%		1.12%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.63% [4]	1.63%	[4]	1.60%	1.63%	[4]	1.60% [4]	1.13% [4]	1.13%	[4]	1.10%	1.13%	[4]	1.10% [4]

Net investment income	2.89%	3.28%		3.68%	3.73%		3.85%	3.40%	3.76%		4.22%	4.22%		4.36%

Supplemental Data
Net assets, end of year (000)	$198	$244		$396	$2,028		$4,159	$917	$2,242		$3,537	$5,865		$7,447

Portfolio turnover	8%	18%		14%	18%		17%	8%	18%		14%	18%		17%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

48	ANNUAL REPORT	MAY 31, 2013

Financial Highlights (concluded)	BlackRock New Jersey Municipal Bond Fund

	Investor C							Investor C1
	Year Ended May 31,							Year Ended May 31,
	2013	2012		2011	2010		2009	2013	2012		2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$11.25	$10.17		$10.45	$9.84		$10.30	$11.26	$10.17		$10.45	$9.85		$10.30

Net investment income[1]	0.33	0.34		0.38	0.38		0.37	0.38	0.39		0.42	0.42		0.41
Net realized and unrealized gain (loss)	(0.02)	1.09		(0.28)	0.60		(0.46)	(0.02)	1.10		(0.28)	0.59		(0.45)

Net increase (decrease) from investment operations	0.31	1.43		0.10	0.98		(0.09)	0.36	1.49		0.14	1.01		(0.04)

Dividends from net investment income[2]	(0.35)	(0.35)		(0.38)	(0.37)		(0.37)	(0.40)	(0.40)		(0.42)	(0.41)		(0.41)

Net asset value, end of year	$11.21	$11.25		$10.17	$10.45		$9.84	$11.22	$11.26		$10.17	$10.45		$9.85

Total Investment Return[3]
Based on net asset value	2.68%	14.33%		0.98%	10.07%		(0.74)%	3.10%	14.89%		1.40%	10.41%		(0.24)%

Ratios to Average Net Assets
Total expenses	1.72%	1.71%		1.71%	1.73%		1.75%	1.32%	1.31%		1.30%	1.32%		1.34%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.66%	1.65%		1.64%	1.64%		1.62%	1.25%	1.24%		1.22%	1.23%		1.22%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.64% [4]	1.64%	[4]	1.64%	1.64%	[4]	1.60% [4]	1.23% [4]	1.23%	[4]	1.22%	1.23%	[4]	1.20% [4]

Net investment income	2.87%	3.22%		3.71%	3.69%		3.89%	3.29%	3.65%		4.14%	4.11%		4.27%

Supplemental Data
Net assets, end of year (000)	$30,139	$22,635		$17,639	$18,802		$14,969	$10,070	$11,228		$12,948	$14,942		$14,821

Portfolio turnover	8%	18%		14%	18%		17%	8%	18%		14%	18%		17%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	49

Financial Highlights	BlackRock Pennsylvania Municipal Bond Fund

	Institutional					Service
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.60	$10.62	$10.93	$10.34	$10.79	$11.60	$10.62	$10.93	$10.34	$10.80

Net investment income[1]	0.49	0.51	0.52	0.49	0.48	0.46	0.48	0.49	0.46	0.45
Net realized and unrealized gain (loss)	(0.06)	0.98	(0.31)	0.59	(0.44)	(0.05)	0.98	(0.30)	0.60	(0.45)

Net increase from investment operations	0.43	1.49	0.21	1.08	0.04	0.41	1.46	0.19	1.06	—

Dividends from net investment income[2]	(0.49)	(0.51)	(0.52)	(0.49)	(0.49)	(0.47)	(0.48)	(0.50)	(0.47)	(0.46)

Net asset value, end of year	$11.54	$11.60	$10.62	$10.93	$10.34	$11.54	$11.60	$10.62	$10.93	$10.34

Total Investment Return[3]
Based on net asset value	3.71%	14.29%	1.99%	10.61%	0.52%	3.53%	14.05%	1.81%	10.41%	0.21%

Ratios to Average Net Assets
Total expenses	0.92%	0.91%	0.91%	0.86%	0.68%	1.10%	1.10%	1.08%	1.07%	0.95%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.82%	0.78%	0.71%	0.74%	0.66%	1.00%	0.99%	0.91%	0.92%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.71%	0.67%	0.62%	0.70%	0.63%	0.89%	0.89%	0.82%	0.88%	0.85%

Net investment income	4.16%	4.58%	4.86%	4.55%	4.77%	3.97%	4.34%	4.71%	4.38%	4.56%

Supplemental Data
Net assets, end of year (000)	$397,618	$403,032	$387,251	$445,217	$416,433	$7,973	$3,912	$2,648	$1,302	$1,486

Portfolio turnover	10%	24%	25%	26%	20%	10%	24%	25%	26%	20%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	ANNUAL REPORT	MAY 31, 2013

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A					Investor A1
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.61	$10.63	$10.94	$10.35	$10.81	$11.61	$10.63	$10.94	$10.35	$10.81

Net investment income[1]	0.46	0.49	0.49	0.47	0.46	0.49	0.51	0.51	0.48	0.48
Net realized and unrealized gain (loss)	(0.05)	0.97	(0.31)	0.59	(0.46)	(0.06)	0.97	(0.31)	0.59	(0.46)

Net increase from investment operations	0.41	1.46	0.18	1.06	—	0.43	1.48	0.20	1.07	0.02

Dividends from net investment income[2]	(0.47)	(0.48)	(0.49)	(0.47)	(0.46)	(0.49)	(0.50)	(0.51)	(0.48)	(0.48)

Net asset value, end of year	$11.55	$11.61	$10.63	$10.94	$10.35	$11.55	$11.61	$10.63	$10.94	$10.35

Total Investment Return[3]
Based on net asset value	3.53%	14.04%	1.76%	10.40%	0.21%	3.69%	14.22%	1.94%	10.58%	0.36%

Ratios to Average Net Assets
Total expenses	1.06%	1.03%	1.02%	0.98%	0.98%	0.89%	0.89%	0.88%	0.84%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00%	0.99%	0.94%	0.93%	0.88%	0.84%	0.83%	0.76%	0.77%	0.73%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.89%	0.89%	0.85%	0.89%	0.85%	0.73%	0.73%	0.67%	0.73%	0.70%

Net investment income	3.97%	4.36%	4.63%	4.37%	4.56%	4.14%	4.52%	4.81%	4.53%	4.71%

Supplemental Data
Net assets, end of year (000)	$61,553	$42,275	$33,779	$35,515	$30,849	$21,169	$22,677	$20,940	$22,892	$22,855

Portfolio turnover	10%	24%	25%	26%	20%	10%	24%	25%	26%	20%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	51

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor B					Investor B1
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.60	$10.62	$10.93	$10.34	$10.80	$11.60	$10.62	$10.93	$10.34	$10.79

Net investment income[1]	0.38	0.40	0.43	0.38	0.39	0.44	0.46	0.48	0.44	0.44
Net realized and unrealized gain (loss)	(0.07)	0.98	(0.31)	0.59	(0.46)	(0.06)	0.97	(0.32)	0.59	(0.45)

Net increase (decrease) from investment operations	0.31	1.38	0.12	0.97	(0.07)	0.38	1.43	0.16	1.03	(0.01)

Dividends from net investment income[2]	(0.38)	(0.40)	(0.43)	(0.38)	(0.39)	(0.44)	(0.45)	(0.47)	(0.44)	(0.44)

Net asset value, end of year	$11.53	$11.60	$10.62	$10.93	$10.34	$11.54	$11.60	$10.62	$10.93	$10.34

Total Investment Return[3]
Based on net asset value	2.66%	13.15%	1.12%	9.56%	(0.53)%	3.26%	13.75%	1.57%	10.12%	0.05%

Ratios to Average Net Assets
Total expenses	1.86%	2.05%	1.96%	1.81%	1.74%	1.34%	1.32%	1.29%	1.24%	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.75%	1.78%	1.48%	1.70%	1.62%	1.26%	1.25%	1.11%	1.18%	1.13%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.64%	1.68%	1.39%	1.66%	1.59%	1.15%	1.15%	1.02%	1.14%	1.10%

Net investment income	3.23%	3.59%	4.03%	3.62%	3.77%	3.74%	4.13%	4.45%	4.12%	4.29%

Supplemental Data
Net assets, end of year (000)	$123	$144	$238	$671	$1,382	$528	$1,827	$3,507	$5,397	$6,184

Portfolio turnover	10%	24%	25%	26%	20%	10%	24%	25%	26%	20%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52	ANNUAL REPORT	MAY 31, 2013

Financial Highlights (concluded)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C					Investor C1
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.61	$10.63	$10.94	$10.35	$10.80	$11.60	$10.62	$10.93	$10.34	$10.79

Net investment income[1]	0.37	0.39	0.41	0.38	0.38	0.42	0.45	0.46	0.43	0.43
Net realized and unrealized gain (loss)	(0.05)	0.99	(0.31)	0.59	(0.44)	(0.05)	0.97	(0.31)	0.59	(0.45)

Net increase (decrease) from investment operations	0.32	1.38	0.10	0.97	(0.06)	0.37	1.42	0.15	1.02	(0.02)

Dividends from net investment income[2]	(0.38)	(0.40)	(0.41)	(0.38)	(0.39)	(0.43)	(0.44)	(0.46)	(0.43)	(0.43)

Net asset value, end of year	$11.55	$11.61	$10.63	$10.94	$10.35	$11.54	$11.60	$10.62	$10.93	$10.34

Total Investment Return[3]
Based on net asset value	2.73%	13.15%	0.94%	9.54%	(0.44)%	3.15%	13.63%	1.42%	10.01%	(0.05)%

Ratios to Average Net Assets
Total expenses	1.79%	1.80%	1.78%	1.74%	1.72%	1.37%	1.38%	1.37%	1.33%	1.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.78%	1.78%	1.76%	1.71%	1.63%	1.37%	1.36%	1.27%	1.29%	1.23%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.67%	1.68%	1.66%	1.67%	1.60%	1.26%	1.26%	1.18%	1.25%	1.20%

Net investment income	3.20%	3.56%	3.82%	3.58%	3.83%	3.62%	3.99%	4.29%	4.01%	4.21%

Supplemental Data
Net assets, end of year (000)	$32,733	$24,714	$16,603	$17,283	$12,278	$7,386	$7,988	$7,989	$10,805	$11,324

Portfolio turnover	10%	24%	25%	26%	20%	10%	24%	25%	26%	20%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	53

Financial Highlights	BlackRock Intermediate Municipal Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.36	$10.52	$10.50	$9.96	$10.13	$11.36	$10.51	$10.50	$9.95	$10.13

Net investment income[1]	0.35	0.40	0.41	0.39	0.37	0.32	0.37	0.38	0.37	0.34
Net realized and unrealized gain (loss)	0.11	0.83	0.02	0.54	(0.17)	0.11	0.85	0.01	0.54	(0.17)

Net increase from investment operations	0.46	1.23	0.43	0.93	0.20	0.43	1.22	0.39	0.91	0.17

Dividends and distributions from:[2]
Net investment income	(0.36)	(0.39)	(0.41)	(0.39)	(0.37)	(0.33)	(0.37)	(0.38)	(0.36)	(0.35)
Net realized gain	(0.05)	—	—	—	—	(0.05)	—	—	—	—

Total dividends and distributions	(0.41)	(0.39)	(0.41)	(0.39)	(0.37)	(0.38)	(0.37)	(0.38)	(0.36)	(0.35)

Net asset value, end of year	$11.41	$11.36	$10.52	$10.50	$9.96	$11.41	$11.36	$10.51	$10.50	$9.95

Total Investment Return[3]
Based on net asset value	4.02%	11.91%	4.10%	9.46%	2.13%	3.75%	11.76%	3.75%	9.31%	1.79%

Ratios to Average Net Assets
Total expenses	0.70%	0.70%	0.72%	0.78%	0.85%	0.96%	0.94%	0.96%	1.01%	1.11%

Total expenses after fees waived and paid indirectly	0.65%	0.65%	0.67%	0.72%	0.80%	0.91%	0.89%	0.91%	0.96%	1.05%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.62%	0.64%	0.66%	0.72%	0.76%	0.88%	0.88%	0.90%	0.96%	1.01%

Net investment income	3.04%	3.61%	3.86%	3.78%	3.80%	2.77%	3.37%	3.63%	3.54%	3.56%

Supplemental Data
Net assets, end of year (000)	$425,281	$256,517	$164,130	$129,811	$88,941	$238,482	$139,600	$67,194	$42,294	$11,563

Portfolio turnover	17%	15%	30%	23%	25%	17%	15%	30%	23%	25%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54	ANNUAL REPORT	MAY 31, 2013

Financial Highlights (continued)	BlackRock Intermediate Municipal Fund

	Investor A1					Investor B
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.36	$10.51	$10.50	$9.96	$10.13	$11.36	$10.52	$10.50	$9.96	$10.13

Net investment income[1]	0.34	0.38	0.39	0.38	0.36	0.31	0.36	0.37	0.35	0.34
Net realized and unrealized gain (loss)	0.11	0.85	0.01	0.54	(0.17)	0.11	0.83	0.02	0.54	(0.17)

Net increase from investment operations	0.45	1.23	0.40	0.92	0.19	0.42	1.19	0.39	0.89	0.17

Dividends and distributions from:[2]
Net investment income	(0.35)	(0.38)	(0.39)	(0.38)	(0.36)	(0.32)	(0.35)	(0.37)	(0.35)	(0.34)
Net realized gain	(0.05)	—	—	—	—	(0.05)	—	—	—	—

Total dividends and distributions	(0.40)	(0.38)	(0.39)	(0.38)	(0.36)	(0.37)	(0.35)	(0.37)	(0.35)	(0.34)

Net asset value, end of year	$11.41	$11.36	$10.51	$10.50	$9.96	$11.41	$11.36	$10.52	$10.50	$9.96

Total Investment Return[3]
Based on net asset value	3.91%	11.90%	3.89%	9.35%	2.04%	3.63%	11.50%	3.74%	9.10%	1.81%

Ratios to Average Net Assets
Total expenses	0.80%	0.81%	0.82%	0.88%	0.95%	1.07%	1.07%	1.06%	1.11%	1.16%

Total expenses after fees waived and paid indirectly	0.75%	0.76%	0.77%	0.82%	0.89%	1.02%	1.02%	1.01%	1.05%	1.11%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.72%	0.75%	0.77%	0.82%	0.85%	0.99%	1.01%	1.01%	1.05%	1.07%

Net investment income	2.97%	3.51%	3.75%	3.68%	3.71%	2.73%	3.26%	3.50%	3.45%	3.50%

Supplemental Data
Net assets, end of year (000)	$44,121	$46,021	$44,952	$48,372	$50,184	$814	$1,592	$2,293	$3,508	$3,970

Portfolio turnover	17%	15%	30%	23%	25%	17%	15%	30%	23%	25%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2013	55

Financial Highlights (concluded)	BlackRock Intermediate Municipal Fund

	Investor C
	Year Ended May 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.36	$10.52	$10.50	$9.96	$10.13

Net investment income[1]	0.23	0.28	0.30	0.28	0.27
Net realized and unrealized gain (loss)	0.11	0.84	0.02	0.54	(0.17)

Net increase from investment operations	0.34	1.12	0.32	0.82	0.10

Dividends and distributions from:[2]
Net investment income	(0.24)	(0.28)	(0.30)	(0.28)	(0.27)
Net realized gain	(0.05)	—	—	—	—

Total dividends and distributions	(0.29)	(0.28)	(0.30)	(0.28)	(0.27)

Net asset value, end of year	$11.41	$11.36	$10.52	$10.50	$9.96

Total Investment Return[3]
Based on net asset value	2.98%	10.80%	3.06%	8.38%	1.13%

Ratios to Average Net Assets
Total expenses	1.71%	1.71%	1.72%	1.77%	1.87%

Total expenses after fees waived and paid indirectly	1.66%	1.65%	1.67%	1.72%	1.82%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.63%	1.64%	1.67%	1.72%	1.77%

Net investment income	2.03%	2.60%	2.86%	2.78%	2.82%

Supplemental Data
Net assets, end of year (000)	$135,599	$82,483	$37,243	$31,006	$15,233

Portfolio turnover	17%	15%	30%	23%	25%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	ANNUAL REPORT	MAY 31, 2013

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock California Municipal Bond Fund, a series of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, each a series of BlackRock Multi-State Municipal Series Trust, and BlackRock Intermediate Municipal Fund, a series of BlackRock Municipal Series Trust (each a “Fund” or collectively, the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). BlackRock California Municipal Bond Fund and BlackRock Intermediate Municipal Fund are registered as diversified, open-end management investment companies. BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund are registered as non-diversified, open-end management investment companies. BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each a “Trust” or collectively, the “Trusts”) are organized as Massachusetts business trusts. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A1 Shares after approximately ten years for BlackRock California Municipal Bond Fund and BlackRock Intermediate Municipal Fund. Investor B Shares automatically convert to Investor A Shares after approximately seven years for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund. Investor B1 Shares automatically convert to Investor A1 Shares after approximately ten years for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund. On February 12, 2013, the Board of Trustees of each Trust (the “Board”) approved all of the issued and outstanding shares of certain share classes of the Funds to be converted on or about the close of business on June 10, 2013 into other existing share classes of the Funds as follows:

	Original Shares	New Shares
BlackRock New Jersey Municipal Bond Fund	Investor B	Investor A
BlackRock New Jersey Municipal Bond Fund	Investor B1	Investor A1
BlackRock Pennsylvania Municipal Bond Fund.	Investor B	Investor A
BlackRock Pennsylvania Municipal Bond Fund.	Investor B1	Investor A1
BlackRock Intermediate Municipal Fund	Investor B	Investor A1

Investor A1, Investor B, Investor B1 and Investor C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A and Investor A1 distribution and service plans).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income

ANNUAL REPORT	MAY 31, 2013	57

Notes to Financial Statements (continued)

approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended May 31, 2013, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity

58	ANNUAL REPORT	MAY 31, 2013

Notes to Financial Statements (continued)

Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At May 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BlackRock California Municipal Bond Fund	$222,347,915	$101,939,550	0.10% - 0.24%
BlackRock New Jersey Municipal Bond Fund	$13,797,591	$7,610,000	0.17% - 0.19%
BlackRock Pennsylvania Municipal Bond Fund	$168,510,253	$81,102,135	0.13% - 0.23%
BlackRock Intermediate Municipal Fund	$65,538,536	$35,178,763	0.14% - 0.23%

For the year ended May 31, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BlackRock California Municipal Bond Fund	$73,496,961	0.71%
BlackRock New Jersey Municipal Bond Fund	$5,421,644	0.82%
BlackRock Pennsylvania Municipal Bond Fund	$80,391,368	0.71%
BlackRock Intermediate Municipal Fund	$29,248,873	0.69%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/

with an exchange or broker-dealer as collateral for certain investments. Typically, the Funds are permitted to sell, re-pledge or use collateral received from the counterparty, but counterparties typically are not permitted to sell, re-pledge or use the collateral they receive.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended May 31, 2013. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

ANNUAL REPORT	MAY 31, 2013	59

Notes to Financial Statements (continued)

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchanges rates and the underlying assets.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security, when it otherwise would not, or at a price different from the current market value.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:
Fair Values of Derivative Financial Instruments as of May 31, 2013
Derivative Assets
		BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized appreciation[1]	$379,466	$33,234	$743,851	$401,227
[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

60	ANNUAL REPORT	MAY 31, 2013

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended May 31, 2013
	Net Realized Gain (Loss) From
	BlackRock California Municipal Bond Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Pennsylvania Municipal Bond Fund		BlackRock Intermediate Municipal Fund
Interest rate contracts:
Financial futures contracts	$(163,096)		$53,448		$(770,418)		$(91,077)
Options[1]	—		(83,952)		—		(221,506)

Total	$(163,096)		$(30,504)		$(770,418)		$(312,583)

[1] Options purchased are included in the net realized gain (loss) from investments.
	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock California Municipal Bond Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Pennsylvania Municipal Bond Fund		BlackRock Intermediate Municipal Fund
Interest rate contracts:
Financial futures contracts	$614,221		$74,316		$1,013,819		$459,916
For the year ended May 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:
	BlackRock California Municipal Bond Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Pennsylvania Municipal Bond Fund		BlackRock Intermediate Municipal Fund
Financial futures contracts:
Average number of contracts purchased	356	[2]	51	[2]	212	[2]	157	[2]
Average number of contracts sold	169		17		101		144
Average notional value of contracts purchased	$47,089,393	[2]	$7,068,462	[2]	$28,149,539	[2]	$20,634,676	[2]
Average notional value of contracts sold	$22,044,727		$2,255,891		$12,986,484		$18,718,086
Options:
Average number of option contracts purchased	—		531	[3]	—		1,401	[3]
Average notional value of option contracts purchased	—		$82,969	[3]	—		$218,906	[3]
[2]	Average contract amount shown due to limited activity.
[3]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not, the counterparty to perform.

With exchange traded purchased options and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded futures with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, US bankruptcy laws will typically allocate that shortfall on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Funds.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, BlackRock California Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund pay the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.55%
$500 Million — $1 Billion	0.525%
Greater than $1 Billion	0.50%

ANNUAL REPORT	MAY 31, 2013	61

Notes to Financial Statements (continued)

BlackRock Intermediate Municipal Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52%
$3 Billion — $5 Billion	0.50%
$5 Billion — $10 Billion	0.48%
Greater than $10 Billion	0.47%

The Manager, with respect to each Fund, entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Manager, with respect to BlackRock Intermediate Municipal Fund, contractually agreed to waive 0.05% of the Fund’s investment advisory fee until October 1, 2014. For the year ended May 31, 2013, the Manager waived $353,883, which is included in fees waived by Manager in the Statements of Operations.

The Manager, with respect to BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, voluntarily agreed to waive and/or reimburse fees and/or expenses, excluding interest expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. These voluntary waivers and/or reimbursements may be reduced or discontinued at any time without notice. The expense limitations as a percentage of average daily net assets are as follows:

	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund
Institutional	0.78%	0.71%
Service	0.87%	0.89%
Investor A	0.87%	0.89%
Investor A1	0.72%	0.73%
Investor B	1.64%	1.68%
Investor B1	1.13%	1.15%
Investor C	1.64%	1.68%
Investor C1	1.23%	1.26%

As a result, for the year ended May 31, 2013, the Manager waived or reimbursed the following amounts, which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

	BlackRock New Jersey Municipal Bond Fund		BlackRock Pennsylvania Municipal Bond Fund
Institutional	$	4,892	$380,512
Service	$	19,096	$6,384
Investor A	$	22,390	$31,607
Investor A1	$	17,089	$9,882
Investor B	$	464	$145
Investor B1	$	1,371	$858
Investor C	$	7,808	$4,221
Investor C1	$	4,071	$320

In addition, for BlackRock New Jersey Municipal Bond Fund, for the year ended May 31, 2013, the Manager waived $75,580, which is included in fees waived by the Manager in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended May 31, 2013, the amounts waived were as follows:

BlackRock California Municipal Bond Fund	$55,007
BlackRock New Jersey Municipal Bond Fund	$10,813
BlackRock Pennsylvania Municipal Bond Fund	$10,494
BlackRock Intermediate Municipal Fund	$12,037

For the year ended May 31, 2013, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock California Municipal Bond Fund	$6,627
BlackRock New Jersey Municipal Bond Fund	$2,655
BlackRock Pennsylvania Municipal Bond Fund	$5,539
BlackRock Intermediate Municipal Fund	$6,345

Each Trust, on behalf of each Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Funds as follows:

	Service Fees
	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund
Service	—	0.25%	0.25%	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	0.10%	0.10%	0.10%	0.10%
Investor B	0.25%	0.25%	0.25%	0.20%
Investor B1	—	0.25%	0.25%	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	0.25%	0.25%	0.25%	—

	Distribution Fees
	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund
Investor B	0.25%	0.75%	0.75%	0.10%
Investor B1	—	0.25%	0.25%	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35%	0.35%	0.35%	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to

62	ANNUAL REPORT	MAY 31, 2013

Notes to Financial Statements (continued)

Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2013, the Funds paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statements of

Operations:

	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund
Institutional	$188,780	$750,164
Service	$11,422	$5,746
Investor A	$19,090	$34,240
Investor A1	$15,270	$10,687
Investor B	$450	$148
Investor B1	$1,383	$1,222
Investor C	$12,236	$17,229
Investor C1	$4,009	$3,532

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund
Institutional	$1,177	$857	$2,458	$1,809
Service	—	$1,778	$628	—
Investor A	$1,691	$1,209	$2,675	$6,438
Investor A1	$3,530	$740	$699	$814
Investor B	$168	$37	$39	$83
Investor B1	—	$155	$46	—
Investor C	$866	$401	$999	$1,457
Investor C1	$290	$205	$162	—

For the year ended May 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund
Investor A	$42,976	$25,344	$27,218	$64,164

For the year ended May 31, 2013, affiliates received CDSCs as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund
Investor A	$35,223	$5,000	$16	$29,173
Investor B	—	—	$139	$57
Investor B1	—	—	$914	—
Investor C	$22,013	$2,670	$6,717	$23,587
Investor C1	—	$511	—	—

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended May 31, 2013, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

Sales
BlackRock California Municipal Bond Fund	$6,835,140

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2013 were as follows:

	Purchases	Sales
BlackRock California Municipal Bond Fund	$624,846,618	$393,857,588
BlackRock New Jersey Municipal Bond Fund	$43,115,134	$20,297,889
BlackRock Pennsylvania Municipal Bond Fund	$94,516,441	$58,558,331
BlackRock Intermediate Municipal Fund	$453,739,485	$121,252,353

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2013 attributable to amortization and accretion methods on fixed income securities and the reclassification of distributions were reclassified to the following accounts:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund
Undistributed net investment income	$(863)	—	$(71,688)	$(33,212)
Undistributed net realized gain (loss)	$863	—	$71,688	$33,212

ANNUAL REPORT	MAY 31, 2013	63

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended May 31, 2013 and May 31, 2012 was as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund
Tax-exempt income[1]
5/31/13	$24,193,526	$9,360,973	$21,389,950	$19,824,735
5/31/12	18,864,092	9,422,966	21,688,519	13,595,102
Ordinary income[2]
5/31/13	630,103	353,413	36,394	316,917
5/31/12	16,685	—	3,915	26,769
Long-term capital gains[3]
5/31/13	261,929	—	—	2,871,694
5/31/13	—	—	—	—

Total
5/31/13	$25,085,558	$9,714,386	$21,426,344	$23,013,346

5/31/12	$18,880,777	$9,422,966	$21,692,434	$13,621,871

[1]	The Funds designate these amounts paid during the fiscal year ended May 31, 2013, as exempt-interest dividends.
[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and/or qualified short-term capital gain dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]	The Funds designate these amounts paid during the fiscal year ended May 31, 2013, as capital gain dividends.

As of May 31, 2013, the tax components of accumulated net earnings were as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund
Undistributed tax-exempt income	$430,838	$819,239	$480,642	—
Undistributed ordinary income	—	4,695	—	$1,233,240
Undistributed long-term capital gains	4,734,236	—	—	3,966,338
Capital loss carryforwards	—	(1,796,224)	(20,127,033)	—
Net unrealized gains[4]	42,465,185	19,580,202	42,086,938	29,616,069
Qualified late-year losses[5]	(237,759)	—	—	—

Total	$47,392,500	$18,607,912	$22,440,547	$34,815,647

[4]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in TOBs.

[5]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending May 31, 2014.

As of May 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund
2014	$127,616	—
2017	1,037,279	$9,367,197
2018	260,363	6,928,880
2019	243,757	720,781
No expiration date[6]	127,209	3,110,175

Total	$1,796,224	$20,127,033

[6]	Must be utilized prior to losses subject to expiration.

During the year ended May 31, 2013, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

BlackRock California Municipal Bond Fund	$2,456,577
BlackRock New Jersey Municipal Bond Fund	$580,149
BlackRock Pennsylvania Municipal Bond Fund	$1,519,519

As of May 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund
Tax cost	$709,478,026	$247,728,618	$479,632,054	$813,539,502

Gross unrealized appreciation	$46,984,382	$21,487,417	$44,942,427	$37,278,314
Gross unrealized depreciation	(4,519,197)	(1,875,198)	(2,748,864)	(7,634,937)

Net unrealized appreciation	$42,465,185	$19,612,219	$42,193,563	$29,643,377

6. Borrowings:

Each Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended May 31, 2013.

64	ANNUAL REPORT	MAY 31, 2013

Notes to Financial Statements (continued)

7. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of May 31, 2013, BlackRock California Municipal Bond Fund invested a significant portion of its assets in the county/city/special district/school district and utilities sectors, BlackRock New Jersey Municipal Bond Fund invested a significant portion of its assets in the state sector, BlackRock Pennsylvania Municipal Bond Fund invested a significant portion of its assets in the health sector and BlackRock Intermediate Municipal Fund invested a significant portion of its assets in the transportation and state sectors. Changes in economic conditions affecting the county/city/special district/school district, utilities, state, health and transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

BlackRock California Municipal Bond Fund	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	23,772,457	$302,773,858	7,784,972	$94,454,758
Shares issued to shareholders in reinvestment of dividends	628,233	7,993,926	300,046	3,572,914
Shares redeemed	(15,023,315)	(190,926,983)	(1,938,435)	(22,990,316)

Net increase	9,377,375	$119,840,801	6,146,583	$75,037,356

Investor A
Shares sold	7,184,184	$91,235,940	5,229,578	$62,266,593
Shares issued to shareholders in reinvestment of dividends	325,977	4,142,748	206,517	2,466,900
Shares redeemed	(3,643,845)	(46,276,394)	(1,104,208)	(13,144,802)

Net increase	3,866,316	$49,102,294	4,331,887	$51,588,691

Investor A1
Shares sold	250,661	$3,179,221	291,987	$3,436,376
Shares issued to shareholders in reinvestment of dividends	299,778	3,810,621	363,220	4,298,587
Shares redeemed	(1,045,802)	(13,316,968)	(1,129,645)	(13,346,683)

Net decrease	(495,363)	$(6,327,126)	(474,438)	$(5,611,720)

Investor B
Shares sold	522	$6,630	6,466	$77,226
Shares issued to shareholders in reinvestment of dividends	7,003	88,996	15,416	181,817
Shares redeemed	(314,196)	(3,988,470)	(467,926)	(5,495,685)

Net decrease	(306,671)	$(3,892,844)	(446,044)	$(5,236,642)

ANNUAL REPORT	MAY 31, 2013	65

Notes to Financial Statements (continued)

BlackRock California Municipal Bond Fund (concluded)	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Investor C
Shares sold	3,219,819	$40,959,561	2,685,924	$32,197,121
Shares issued to shareholders in reinvestment of dividends	124,760	1,586,645	91,805	1,092,910
Shares redeemed	(1,046,957)	(13,338,756)	(405,549)	(4,803,012)

Net increase	2,297,622	$29,207,450	2,372,180	$28,487,019

Investor C1
Shares sold	5,779	$73,677	69	$826
Shares issued to shareholders in reinvestment of dividends	29,812	378,971	40,761	481,699
Shares redeemed	(238,911)	(3,031,862)	(238,691)	(2,791,629)

Net decrease	(203,320)	$(2,579,214)	(197,861)	$(2,309,104)

Total Net Increase	14,535,959	$185,351,361	11,732,307	$141,955,600

BlackRock New Jersey Municipal Bond Fund

Institutional
Shares sold	1,522,996	$17,382,424	1,029,223	$11,020,046
Shares issued to shareholders in reinvestment of dividends	94,866	1,080,653	80,862	867,182
Shares redeemed	(1,463,977)	(16,663,817)	(1,730,492)	(18,389,525)

Net increase (decrease)	153,885	$1,799,260	(620,407)	$(6,502,297)

Service
Shares sold	573,047	$6,537,644	236,240	$2,590,534
Shares issued to shareholders in reinvestment of dividends	46,344	527,948	34,111	365,792
Shares redeemed	(167,806)	(1,911,638)	(251,771)	(2,699,926)

Net increase	451,585	$5,153,954	18,580	$256,400

Investor A
Shares sold	2,000,104	$22,776,711	1,121,877	$12,022,438
Shares issued to shareholders in reinvestment of dividends	116,047	1,322,859	90,695	975,517
Shares redeemed	(705,913)	(8,064,453)	(550,121)	(5,921,366)

Net increase	1,410,238	$16,035,117	662,451	$7,076,589

Investor A1
Shares sold	117,416	$1,336,599	123,045	$1,320,047
Shares issued to shareholders in reinvestment of dividends	74,819	853,568	78,823	846,295
Shares redeemed	(309,275)	(3,527,532)	(219,052)	(2,337,356)

Net decrease	(117,040)	$(1,337,365)	(17,184)	$(171,014)

Investor B
Shares sold	—	$7	5,339	$59,093
Shares issued to shareholders in reinvestment of dividends	447	5,087	612	6,516
Shares redeemed	(4,508)	(51,210)	(23,146)	(244,190)

Net decrease	(4,061)	$(46,116)	(17,195)	$(178,581)

Investor B1
Shares sold	12	$139	20	$227
Shares issued to shareholders in reinvestment of dividends	3,034	34,577	5,943	63,429
Shares redeemed	(120,443)	(1,370,220)	(154,376)	(1,654,059)

Net decrease	(117,397)	$(1,335,504)	(148,413)	$(1,590,403)

66	ANNUAL REPORT	MAY 31, 2013

Notes to Financial Statements (continued)

BlackRock New Jersey Municipal Bond Fund (concluded)	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,020,680	$11,650,677	511,739	$5,567,954
Shares issued to shareholders in reinvestment of dividends	57,015	649,320	48,510	520,504
Shares redeemed	(401,252)	(4,571,365)	(283,065)	(3,032,989)

Net increase	676,443	$7,728,632	277,184	$3,055,469

Investor C1
Shares sold	33	$375	98	$1,026
Shares issued to shareholders in reinvestment of dividends	21,025	239,512	27,530	294,016
Shares redeemed	(120,665)	(1,372,551)	(302,712)	(3,235,342)

Net decrease	(99,607)	$(1,132,664)	(275,084)	$(2,940,300)

Total Net Increase (Decrease)	2,354,046	$26,865,314	(120,068)	$(994,137)

BlackRock Pennsylvania Municipal Bond Fund

Institutional
Shares sold	3,950,011	$46,393,090	3,215,755	$36,111,038
Shares issued to shareholders in reinvestment of dividends	152,874	1,792,488	122,405	1,365,601
Shares redeemed	(4,390,552)	(51,455,720)	(5,051,145)	(55,973,457)

Net decrease	(287,667)	$(3,270,142)	(1,712,985)	$(18,496,818)

Service
Shares sold	454,305	$5,331,684	176,895	$2,011,741
Shares issued to shareholders in reinvestment of dividends	19,886	233,230	8,078	90,260
Shares redeemed	(120,562)	(1,416,649)	(97,082)	(1,090,969)

Net increase	353,629	$4,148,265	87,891	$1,011,032

Investor A
Shares sold	2,163,364	$25,410,189	1,112,741	$12,492,986
Shares issued to shareholders in reinvestment of dividends	160,231	1,880,513	106,252	1,188,024
Shares redeemed	(635,311)	(7,459,020)	(754,976)	(8,488,990)

Net increase	1,688,284	$19,831,682	464,017	$5,192,020

Investor A1
Shares sold	86,753	$1,014,993	129,116	$1,437,092
Shares issued to shareholders in reinvestment of dividends	40,464	475,087	43,284	483,237
Shares redeemed	(247,668)	(2,904,896)	(188,822)	(2,123,030)

Net decrease	(120,451)	$(1,414,816)	(16,422)	$(202,701)

Investor B
Shares sold	4,775	$56,728	206	$2,196
Shares issued to shareholders in reinvestment of dividends	357	4,187	560	6,210
Shares redeemed	(6,910)	(81,382)	(10,776)	(122,166)

Net decrease	(1,778)	$(20,467)	(10,010)	$(113,760)

Investor B1
Shares sold	—	—	8	$83
Shares issued to shareholders in reinvestment of dividends	1,931	$22,630	5,765	64,042
Shares redeemed	(113,682)	(1,329,239)	(178,476)	(1,984,282)

Net decrease	(111,751)	$(1,306,609)	(172,703)	$(1,920,157)

ANNUAL REPORT	MAY 31, 2013	67

Notes to Financial Statements (continued)

BlackRock Pennsylvania Municipal Bond Fund (concluded)	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Investor C
Shares sold	960,965	$11,300,415	831,167	$9,392,866
Shares issued to shareholders in reinvestment of dividends	67,798	795,498	48,640	544,202
Shares redeemed	(323,167)	(3,793,772)	(312,874)	(3,496,759)

Net increase	705,596	$8,302,141	566,933	$6,440,309

Investor C1
Shares sold	2	$24	11	$121
Shares issued to shareholders in reinvestment of dividends	16,628	194,964	19,232	214,443
Shares redeemed	(65,222)	(764,915)	(82,667)	(920,118)

Net decrease	(48,592)	$(569,927)	(63,424)	$(705,554)

Total Net Increase (Decrease)	2,177,270	$25,700,127	(856,703)	$(8,795,629)

BlackRock Intermediate Municipal Fund

Institutional
Shares sold	25,825,649	$298,110,756	13,148,633	$145,076,268
Shares issued to shareholders in reinvestment of dividends	596,496	6,880,398	232,441	2,567,195
Shares redeemed	(11,733,089)	(135,539,292)	(6,409,113)	(70,572,022)

Net increase	14,689,056	$169,451,862	6,971,961	$77,071,441

Investor A
Shares sold	13,975,538	$161,392,666	9,177,547	$101,218,822
Shares issued to shareholders in reinvestment of dividends	466,507	5,376,675	240,408	2,650,036
Shares redeemed	(5,827,011)	(67,449,800)	(3,516,986)	(38,905,664)

Net increase	8,615,034	$99,319,541	5,900,969	$64,963,194

Investor A1
Shares sold	85,003	$980,103	55,937	$617,461
Shares issued to shareholders in reinvestment of dividends	90,365	1,041,226	94,378	1,035,030
Shares redeemed	(359,759)	(4,157,601)	(373,905)	(4,084,111)

Net decrease	(184,391)	$(2,136,272)	(223,590)	$(2,431,620)

Investor B
Shares sold	14,643	$169,759	17,664	$192,803
Shares issued to shareholders in reinvestment of dividends	1,747	20,127	2,945	32,239
Shares redeemed	(85,173)	(981,687)	(98,531)	(1,078,475)

Net decrease	(68,783)	$(791,801)	(77,922)	$(853,433)

Investor C
Shares sold	6,149,451	$70,962,740	4,576,046	$50,373,538
Shares issued to shareholders in reinvestment of dividends	207,811	2,394,958	102,335	1,129,026
Shares redeemed	(1,733,930)	(20,039,069)	(958,883)	(10,489,624)

Net increase	4,623,332	$53,318,629	3,719,498	$41,012,940

Total Net Increase	27,674,248	$319,161,959	16,290,916	$179,762,522

68	ANNUAL REPORT	MAY 31, 2013

Notes to Financial Statements (concluded)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

At the close of business on June 10, 2013, all of the issued and outstanding shares of certain share classes of the Funds converted into other existing share classes of the Funds as follows:

	Original Shares	New Shares
BlackRock New Jersey Municipal Bond Fund	Investor B	Investor A
BlackRock New Jersey Municipal Bond Fund	Investor B1	Investor A1
BlackRock Pennsylvania Municipal Bond Fund	Investor B	Investor A
BlackRock Pennsylvania Municipal Bond Fund	Investor B1	Investor A1
BlackRock Intermediate Municipal Fund	Investor B	Investor A1

ANNUAL REPORT	MAY 31, 2013	69

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock California Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Intermediate Municipal Fund and the Board of Trustees of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, two of the portfolios constituting BlackRock Multi-State Municipal Series Trust, and BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust (collectively, the “Trusts”), including the schedules of investments, as of May 31, 2013, and the related statements of operations for the year then ended, the statement of cash flows for the year then ended for BlackRock Pennsylvania Municipal Bond Fund, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Intermediate Municipal Fund, as of May 31, 2013, the results of their operations for the year then ended, the cash flows for the year then ended for BlackRock Pennsylvania Municipal Bond Fund, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

July 26, 2013

70	ANNUAL REPORT	MAY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock California Municipal Bond Fund (the “California Municipal Bond Fund”), a series of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”); the Board of Trustees of BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), each a series of BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”); and the Board of Trustees of BlackRock Intermediate Municipal Fund (the “Intermediate Municipal Fund,” along with the California Municipal Bond Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, each, a “Fund”), a series of BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”), (collectively, the “Board,” and the members of which are referred to as “Board Members”) met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of investment advisory agreements (collectively, the “Advisory Agreements”) for the California Municipal Series Trust, on behalf of the California Municipal Bond Fund, the Multi-State Municipal Series Trust, on behalf of the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, and the Municipal Series Trust, on behalf of the Intermediate Municipal Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of any Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to each Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock

ANNUAL REPORT	MAY 31, 2013	71

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, for the Intermediate Municipal Fund, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by

72	ANNUAL REPORT	MAY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, for the Intermediate Municipal Fund, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the California Municipal Bond Fund ranked in the third, second and second quartiles against its Lipper Performance Universe Composite for the one-, three- and five-year periods reported, respectively. The Board has determined that the Lipper Performance Universe Composite is an appropriate performance metric for the Fund in that it measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for the California Municipal Bond Fund’s underperformance during the one-year period and will monitor the California Municipal Bond Fund’s performance in the coming year.

The Board noted that the Intermediate Municipal Fund ranked in the first quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported. The Board has determined that the Customized Lipper Peer Group Composite is an appropriate performance metric for the Fund in that it measures a blend of total return and yield.

The Board noted that the New Jersey Municipal Bond Fund ranked in the second, second and first quartiles against its Lipper Performance Universe Composite for the one-, three- and five-year periods reported, respectively. The Board has determined that the Lipper Performance Universe Composite is an appropriate performance metric for the Fund in that it measures a blend of total return and yield.

The Board noted that the Pennsylvania Municipal Bond Fund ranked in the first quartile against its Lipper Performance Universe Composite for each of the one-, three- and five-year periods reported. The Board has determined that the Lipper Performance Universe Composite is an appropriate performance metric for the Fund in that it measures a blend of total return and yield.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate gives effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the California Municipal Bond Fund’s contractual management fee rate ranked in the fourth quartile relative to the California Municipal Bond Fund’s Expense Peers. The Board also noted that the California Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the California Municipal Bond Fund increases above certain contractually specified levels.

ANNUAL REPORT	MAY 31, 2013	73

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that the Intermediate Municipal Fund’s contractual management fee rate ranked in the third quartile relative to the Intermediate Municipal Fund’s Expense Peers. The Board also noted that the Intermediate Municipal Fund’s total net operating expense ratio ranked in the second quartile relative to the Intermediate Municipal Fund’s Expense Peers. The Board further noted that the Intermediate Municipal Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Intermediate Municipal Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Intermediate Municipal Fund.

The Board noted that the New Jersey Municipal Bond Fund’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers. The Board determined that the New Jersey Municipal Bond Fund’s actual management fee rate ranked in the third quartile and was reasonable relative to the median actual management fee rate paid by the New Jersey Municipal Bond Fund’s Expense Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New Jersey Municipal Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the New Jersey Municipal Bond Fund’s total net operating expenses on a class-by-class basis, as applicable.

The Board noted that the Pennsylvania Municipal Bond Fund’s contractual management fee rate ranked in the third quartile relative to the Pennsylvania Municipal Bond Fund’s Expense Peers. The Board determined that the Pennsylvania Municipal Bond Fund’s contractual management fee rate was reasonable relative to the median contractual management fee rate paid by the Pennsylvania Municipal Bond Fund’s Expense Peers. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Pennsylvania Municipal Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Pennsylvania Municipal Bond Fund’s total net operating expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

74	ANNUAL REPORT	MAY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	MAY 31, 2013	75

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 1995	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallur- gical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2005	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2000	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	28 RICs consisting of 84 Portfolios	None

76	ANNUAL REPORT	MAY 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1] Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3] Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	MAY 31, 2013	77

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trusts serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[2] Boston, MA 02110 The Bank of New York Mellon[3] New York, NY 10286	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019
Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540		Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[2]	For all Funds except BlackRock California Municipal Bond Fund.
[3]	For BlackRock California Municipal Bond Fund.

78	ANNUAL REPORT	MAY 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	MAY 31, 2013	79

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

80	ANNUAL REPORT	MAY 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	MAY 31, 2013	81

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

82	ANNUAL REPORT	MAY 31, 2013

These reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-5/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New Jersey Municipal Bond Fund	$28,463	$28,200	$0	$0	$12,600	$12,100	$0	$0
BlackRock Pennsylvania Municipal Bond Fund	$27,363	$27,100	$0	$0	$12,600	$12,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New Jersey Municipal Bond Fund	$12,600	$12,100
BlackRock Pennsylvania Municipal Bond Fund	$12,600	$12,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of
Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-State Municipal Series Trust

Date: August 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-State Municipal Series Trust

Date: August 1, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Multi-State Municipal Series Trust

Date: August 1, 2013